Executed Version  3396653.10  ROOSEVELT COUNTY, MONTANA DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT (As-extracted collateral including, but not limited to, oil, gas and other minerals) Nautilus Poplar LLC Dated as of September 17, 2014 Please return documents with filing information to: James R. Leeton, Jr. Freeman Mills PC 400 W. Illinois, Suite 120 Midland, Texas 79701 THIS DEED OF TRUST (INCLUDING FINANCING STATEMENT) IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS. THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES AND COVERS PROCEEDS OF COLLATERAL. THIS INSTRUMENT CONTAINS A NOTICE OF SECURITY INSTRUMENT AFFECTING REAL PROPERTY IN EACH COUNTY IN WHICH IT IS RECORDED. THIS INSTRUMENT SHALL BE EFFECTIVE AS, AMONG OTHER THINGS, A SECURITY AGREEMENT AND FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE. COLLATERAL INCLUDES FIXTURES AFFIXED TO, AS- EXTRACTED COLLATERAL (INCLUDING, BUT NOT LIMITED TO, OIL, GAS AND OTHER MINERALS) PRODUCED FROM AND ACCOUNTS ATTRIBUTABLE THERETO, SAID PRODUCTION AND ACCOUNTS BEING FINANCED AT THE WELLHEAD OF THE WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF.

  2       DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT This Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement (this “Mortgage”), to be effective as of September 17, 2014 (the “Effective Date”), W I T N E S S E T H: ARTICLE I. Granting Clauses; Secured Indebtedness Section 1.1 Grant of Lien. NAUTILUS POPLAR, LLC, a Montana limited liability company, whose address is 1775 Sherman Street, Suite 1950, Denver, Colorado 80203, (herein collectively called “Grantor,” whether one or more), for and in consideration of the sum of Ten Dollars ($10.00) to Grantor in hand paid by MARK W. SPARKS, Trustee, whose address is 1501 W. University, Odessa, Texas 79764, for the benefit of Noteholder (as hereinafter defined) as to all of the Mortgaged Properties (herein called “Trustee”), in order to secure the payment of the secured indebtedness (as hereinafter defined) and the performance of the obligations, covenants, agreements, warranties and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee (and where appropriate to effectuate the provisions of Section 4.4 hereof, does hereby grant to Trustee for the benefit of Noteholder a POWER OF SALE with respect thereto pursuant to this Mortgage and applicable law, and where appropriate to effectuate the provisions of Section 4.5 hereof, does hereby MORTGAGE and WARRANT to Noteholder (as hereinafter defined) the following: A. The oil, gas and/or other mineral leases which are described in Exhibit A attached hereto and made a part hereof, and the lands pooled or unitized therewith, INSOFAR AND ONLY INSOFAR as to those depths and formation from the surface down to immediately above the top of the Bakken formation, which is defined as the stratigraphic equivalent of 7032 feet as shown on the electrical log for the Nautilus EPU 119 well (API No. 25-085-21777), located in the NE/4NE/4, Sec. 31, Twp. 29N, R. 51E, MPM, Roosevelt County, Montana (the “Shallow Rights”), and all oil and gas wells described in Exhibit A hereto, INSOFAR AND ONLY INSOFAR as such wells are completed to or producing from the Shallow Rights; B. Without limitation of the foregoing, all other right, title and interest of Grantor of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to the Shallow Rights covering the lands which are described or referred to in Exhibit A hereto as a part of the descriptions (contained in such Exhibit A) of oil, gas and/or other mineral properties, or which are otherwise

  3       described in any of the leases described in Exhibit A hereto, even though the interest of Grantor in such lands may be incorrectly described in, or omitted from, Exhibit A hereto; C. All of Grantor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction and so called “working interest units” created under operating agreements or otherwise), which cover, affect or otherwise relate solely to the properties described in clause A or B above, in each case, INSOFAR AND ONLY INSOFAR as to the Shallow Rights; D. All of Grantor’s interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales, purchase, exchange and/or processing agreements, transportation agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate solely to the properties described in clause A, B or C above or to the operation of such properties or to the treating, handling, storing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, in each case, INSOFAR AND ONLY INSOFAR as to the Shallow Rights; and E. All of Grantor’s interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all equipment, improvements, materials, supplies, fixtures and other property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, saltwater disposal facilities, and power, telephone and facsimile lines) and all easements, servitudes, rights- of-way, surface leases and other surface rights, which are now or hereafter used, or held for use, solely in connection with the properties described in clauses A, B and C above, or solely in connection with the operation of such properties, or solely in connection with the treating, handling, storing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, in each case, INSOFAR AND ONLY INSOFAR as to the Shallow Rights. TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto, in each case, INSOFAR AND ONLY INSOFAR as to the Shallow Rights (herein collectively called the “Mortgaged Properties” and individually called a “Mortgaged Property”), unto Trustee, and his successors or substitutes in this trust, and to his or their successors and assigns, in trust, for the benefit of Noteholder however, upon the terms, provisions and conditions herein set forth.

  4       Section 1.2 Grant of Security Interest. In order to further secure the payment of the secured indebtedness and the performance of the obligations, covenants, agreements, warranties, and undertakings of Grantor hereinafter described, Grantor hereby grants to Noteholder a security interest in the entire interest of Grantor (whether now owned or hereafter acquired by operation of law or otherwise) in and to: (a) the Mortgaged Properties; (b) all as-extracted collateral and all oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Properties, and any products processed or obtained therefrom (herein collectively called the “Production”), and all liens and security interests in the Production securing payment of the proceeds of the Production including, but not limited to, those liens and security interests provided under statutes enacted in the jurisdictions in which the Mortgaged Properties are located; (c) all equipment, inventory, improvements, fixtures, accessions, goods and other personal property of whatever nature now or hereafter located on or used or held for use solely in connection with the Mortgaged Properties (or solely in connection with the operation thereof or the treating, handling, storing, transporting, processing, or marketing of Production) and all renewals or replacements thereof or substitutions therefor; (d) to the extent assignable all contract rights, contractual rights, and other general intangibles related to the Mortgaged Properties, the operation thereof (whether Grantor is operator or non-operator), or the treating, handling, storing, transporting, processing, or marketing of Production, or under which the proceeds of Production arise or are evidenced or governed; (e) to the extent assignable all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Production, or any other item of Property (as hereinafter defined) which are in the possession of Grantor or in which Grantor can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data; (f) all money, documents, instruments, chattel paper, securities, accounts, or general intangibles arising from or by virtue of any transaction related to the Mortgaged Properties or the Production (all of the properties, rights and interests described in subsections (a), (b), (c), (d), and (e) above and this subsection (f) being herein sometimes collectively called the “Collateral”); and (g) all proceeds of the Collateral or payments in lieu of Production (such as “take or pay” payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets (the Mortgaged Properties, the Collateral and the proceeds

  5       of the Collateral and payments in lieu of Production being herein sometimes collectively called the “Property”). Section 1.3 Note, Loan Documents, Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities: (a) A Promissory Note (Revolving Line of Credit Note) dated as of the Effective Date having an original principal commitment amount of $8,000,000.00 executed by Grantor and payable to the order of West Texas State Bank (“Lender”) on or before September 30, 2015, bearing interest as therein provided, and containing a provision for the payment of a reasonable additional amount as attorneys’ fees, and all other notes given in substitution or replacement therefor or in modification, renewal or extension thereof, in whole or in part (as from time to time supplemented, amended, or modified and all other notes given in substitution or replacement therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the “Note” and Lender and each subsequent holder of the Note or any part thereof or interest therein, or any of the other secured indebtedness being herein called “Noteholder”); (b) All indebtedness and other obligations owed to Noteholder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, the Loan Agreement as set out below, this Mortgage or any other instrument now or hereafter evidencing, governing, guaranteeing or securing the secured indebtedness or any part thereof or otherwise executed in connection with the loan evidenced or governed by the Note or the Loan Agreement (the Note, the Loan Agreement, this Mortgage and such other instruments being herein sometimes collectively called the “Loan Documents”); and (c) All other loans and future advances made by Noteholder to Grantor and all other debts, obligations and liabilities of Grantor of every kind and character now or hereafter existing in favor of Noteholder, whether direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Noteholder or to a third party and subsequently acquired by Noteholder, including, without limitation, all obligations of Grantor to Noteholder in connection with letters of credit issued by Noteholder at the application of Grantor, it being contemplated that Grantor may hereafter become indebted to Noteholder for such further debts, obligations and liabilities. Section 1.4 Future Advances. This Mortgage secures the payment of future advances of revolving loans which may be made after the date hereof to the same extent as if such future advances were made on the date of the execution of this Mortgage, although there may be no advance made on the date of the execution of this Mortgage, and although there may be no indebtedness outstanding at the time any advance is made. The total principal amount of secured indebtedness may decrease or increase from time to time but the total unpaid principal balance so

  6       secured at any one time shall not exceed TEN MILLION DOLLARS AND NO CENTS ($10,000,000.00), plus interest thereon. The parties hereby acknowledge and intend that all advances of the revolving loans, including future advances whenever hereafter made, shall be a lien from the time this Mortgage is recorded. Section 1.5 Secured Indebtedness. The indebtedness referred to in Section 1.3 and 1.4, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are hereinafter sometimes referred to as the “secured indebtedness” or the “indebtedness secured hereby.” ARTICLE II. Representations, Warranties and Covenants Section 2.1 Grantor represents, warrants, and covenants as follows: (a) Title and Permitted Encumbrances. Grantor has, and Grantor covenants to maintain, good and defensible title to the Property free and clear of all liens, security interests, and encumbrances except for Permitted Encumbrances (as defined in the Loan Agreement); Grantor will warrant and defend title to the Property, subject as aforesaid, against the claims and demands of all persons claiming or to claim the same or any part thereof. With respect to each Mortgaged Property, the ownership of Grantor in such Mortgaged Property does and will, (i) with respect to each tract of land described in Exhibit A hereto in connection with such Mortgaged Property, (A) entitle Grantor to receive (subject to the terms and provisions of this Mortgage) a decimal, percentage or fractional share of the Production produced from, or allocated to, such tract equal to not less than the decimal, percentage or fractional share set forth in Exhibit A in connection with such tract opposite the words “Nautilus Net Revenue Interest” (or words of similar import), (B) cause Grantor to be obligated to bear a decimal, percentage or fractional share of the cost of exploration, development and operation of such tract of land not greater than the decimal, percentage or fractional share set forth in Exhibit A in connection with such tract opposite the words “Working Interest” (or words of similar import) and (ii) if such Mortgaged Property is shown in Exhibit A to be subject to a pooled unit or units, with respect to each such unit, (A) entitle Grantor to receive (subject to the terms and provisions of this Mortgage) a decimal, percentage or fractional share of Production produced from, or allocated to, such unit equal to not less than the decimal, percentage or fractional share set forth in Exhibit A in connection with such Mortgaged Property opposite the words “Unit Net Revenue Interest” or words of similar import (and if such Mortgaged Property is subject to more than one unit, words identifying such interest with such unit), and (B) obligate Grantor to bear a decimal share of the cost of exploration, development and operation of such unit not greater than the decimal share set forth in Exhibit A in connection with such Mortgaged Property opposite the words “Unit Working Interest” or words of similar import (and if such Mortgaged Property is

  7       subject to more than one unit, words identifying such interest with such unit); such shares of Production which Grantor is entitled to receive, and shares of expenses which Grantor is obligated to bear, are not and will not be subject to change (other than (i) changes which arise pursuant to non-consent provisions of operating agreements described in Exhibit A in connection with such Mortgaged Properties, respectively, in connection with operations hereafter proposed, (ii) changes resulting from the establishment or amendment after the date hereof of any pooled unit or units or (iii) increases in the decimal share of the cost of exploration, development and operation of such Mortgaged Property or unit in which Grantor is obligated to bear, but only to the extent accompanied by a proportionate increase in the decimal, percentage or fractional share of Production produced from, or allocated to, such Mortgaged Property or unit to which Grantor is entitled) except, and only to the extent that, such changes are reflected in Exhibit A. There is not and will not be any unexpired financing statement covering any part of the Property on file in any public office naming any party other than Lender as secured party and other than in connection with Permitted Encumbrances. The execution, delivery and performance of this Mortgage and the creation of the liens hereunder do not violate any provision or constitute a default under any operating agreement or other instrument to which Grantor is a party. (b) Leases and Contracts. The oil, gas and/or mineral leases, contracts and other agreements forming a part of the Property, to the extent the same cover or otherwise relate solely to the lands described or referred to in Exhibit A, are in full force and effect, and Grantor agrees to maintain them in full force and effect. (c) Contracts and Credits for Sale of Production. Neither Grantor, nor its predecessors in title, have received prepayments (including, but not limited to, payments for gas not taken pursuant to “take or pay” arrangements) for Production produced or to be produced from the Mortgaged Properties after the Effective Date, except as expressly set forth in Exhibit A hereto following the description of each affected Mortgaged Property. (d) Condition of Personal Property. The material inventory, equipment, fixtures and other material tangible personal property forming a part of the Property are and will remain, in good repair and condition (ordinary wear and tear excepted and other than as a result of casualty or condemnation) and are and will be reasonably adequate for the normal operation of the Property in accordance with past practices and prudent industry standards; all of such Property is, and will remain, located on the Mortgaged Properties, except for that portion thereof which is or shall be located elsewhere (including that usually located on the Mortgaged Properties but temporarily located elsewhere) but within the same State in the course of the normal operation of the Property. (e) Operation of Mortgaged Properties. The Mortgaged Properties (and properties unitized therewith) are being (and, to the extent the same could materially adversely affect the ownership or operation of the Mortgaged Properties after the

  8       Effective Date, during the period that the Mortgage Properties have been operated by Grantor, have been) and hereafter will be maintained, operated and developed in a good and workmanlike manner (other than as a result of casualty or condemnation) and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity in all material respects with all oil, gas and/or other mineral leases and other contracts and agreements forming a part of the Property and in conformity with the Permitted Encumbrances. (f) Taxes and Other Obligations. Grantor will pay and discharge when due all taxes assessed against the Properties unless being contested in good faith by appropriate proceedings. (g) Suits and Claims. As of the Effective Date, there are no material suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to Grantor’s knowledge, threatened in writing) which affect the Property (including, without limitation, any which challenge or otherwise pertain to Grantor’s title to the Property) and no material judicial or administrative actions, suits or proceedings pending (or, to Grantor’s knowledge, threatened in writing) against Grantor. (h) Organization. In the event Grantor is a corporation, partnership, or other legal entity which is not a natural person, Grantor is and will continue to be duly organized, validly existing and in good standing under the laws of its state of incorporation or other form of organization and is and will continue to be authorized to do business in, and in good standing in, each state which the Mortgaged Properties are located and in each other jurisdiction where the nature of Grantor or the nature of the business transacted by Grantor makes such qualification necessary. Grantor has all requisite corporate or other power to carry on its business and to enter into, and carry out, the transactions contemplated by the Loan Documents and perform its obligations under the Loan Documents. All necessary corporate or other action has been taken to authorize the execution and delivery by Grantor (and the individuals acting on behalf of Grantor) of the Loan Documents and to authorize the consummation of the transactions contemplated by the Loan Documents and the performance by Grantor of its obligations under the Loan Documents. (i) Environmental. (i) Current Status. The Property and Grantor are not in violation of or subject to any existing, pending or, to the knowledge of Grantor, threatened (in writing) investigation or inquiry by any governmental authority or to any remedial obligations under any applicable laws or regulations pertaining to health or the environment (such laws or regulations as they now exist or are hereafter enacted and/or amended hereinafter sometimes collectively called “Applicable Environmental Laws”).

  9       (ii) Future Performance. Grantor will not cause or permit the Property or Grantor to be in violation of, or do anything or permit anything to be done which will subject the Property to any material remedial obligations under any Applicable Environmental Laws. (j) Not a Foreign Person. Grantor is not a “foreign person” within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the “Code”), Sections 1445 and 7701. (k) Payment. Grantor will make due and punctual payment of the Note and of all other secured indebtedness and of all installments of principal thereof or interest thereon, as the same become due and payable, whether at a date for payment of a fixed installment, or contingent or other payment, or as a result of acceleration or otherwise. Grantor will timely and properly perform all of the covenants, agreements, and conditions imposed upon it by this Mortgage or the Loan Documents and will not permit an Event of Default to occur hereunder or thereunder. (l) Defense of Mortgage. If the validity or priority of this Mortgage or of any material rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Grantor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to Noteholder and at Grantor’s own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Trustee and Noteholder, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their reasonable judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby. (m) Further Assurances. Grantor will, on request of Noteholder, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Loan Document, or in the execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and (iii) execute,

  10       acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) reasonably requested by Noteholder to protect the lien or the security interest hereunder against the rights or interests of third persons other than holders of Permitted Encumbrances. Grantor shall pay all reasonable costs connected with any of the foregoing. (n) Fees and Expenses; Indemnity. Grantor will pay all appraisal fees, recording fees, taxes, brokerage fees and commissions, abstract and other records search fees, reasonable out-of-pocket attorneys’ fees and expenses and all other reasonable costs and expenses of every character incurred by Grantor or Noteholder in connection with the closing of the loan or loans evidenced by the Loan Documents and any and all amendments, supplements or modifications to such loan transaction or transactions. Grantor will reimburse Trustee and Noteholder for all expenditures, including reasonable out-of-pocket attorneys’ fees and expenses, incurred or expended in connection with (i) the breach by Grantor of any covenant, agreement or condition contained herein or in any other Loan Document, (ii) Noteholder’s exercise of any of its rights and remedies hereunder or under any other Loan Document, and (iii) the protection of the Property during the continuance of an Event of Default and/or Noteholder’s liens and security interests therein. (o) Disposition of Property. Grantor shall account fully and faithfully for and, if Noteholder so elects, shall promptly pay or turn over to Noteholder the proceeds in whatever form received from disposition in any manner of any of the Property in violation of the terms of the Loan Agreement. (p) No Credits Against Take or Pay Provisions. Grantor will not, without prior written consent of Noteholder, authorize the purchaser or transporter of gas from another property to satisfy such purchaser’s or transporter’s obligations under a “take or pay” or “take and pay” provision of a gas sales contract covering all or any part of the Mortgaged Properties by the purchase or transportation of gas from such other property. (q) Insurance. If Grantor is the operator of any wells comprising a part of the Mortgaged Properties, Grantor will keep such part of the Mortgaged Properties which is of an insurable nature and of a character usually insured by persons operating similar properties, insured with companies of recognized responsibility reasonably satisfactory to Noteholder and in such amounts as are reasonably acceptable to Noteholder (and in the absence of specification of such amounts by Noteholder, in the amount of the full value of such Mortgaged Properties). (r) Taxes on Note or Mortgage. Grantor will promptly pay all income, franchise and other taxes owing by Grantor and any stamp taxes or other taxes (unless such payment by Grantor is prohibited by law) which may be required to be paid with respect to the Note, this Mortgage or any other instrument evidencing or securing any of the secured indebtedness

  11       Section 2.2 Compliance by Operator. As to any part of the Mortgaged Properties which is operated by a party other than Grantor, Grantor agrees to take all such commercially reasonable action and to exercise all rights and remedies as are available to Grantor (including, but not limited to, all rights under any Operating Agreement) to cause the party who is the operator of such Mortgaged Properties to comply in all material respects with the covenants and agreements contained herein. Section 2.3 Performance by Noteholder on Grantor’s Behalf. Grantor agrees that, if any Event of Default is continuing as a result of Grantor failure to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder Grantor is required to pay, Noteholder, in Grantor’s name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Noteholder and any money so paid by Noteholder, shall be a demand obligation owing by Grantor to Noteholder (which obligation Grantor hereby expressly promises to pay) and Noteholder, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by Grantor to Noteholder pursuant to this Mortgage shall bear interest each day, from the date of such expenditure or payment until paid, at a rate equal to the rate as provided for past-due principal under the Note (provided that, should applicable law provide for a maximum permissible rate of interest on such amounts, such rate shall not be greater than such maximum permissible rate); all such amounts, together with such interest thereon, shall be a part of the secured indebtedness and shall be secured by this Mortgage. ARTICLE III. Assignment of Production, Accounts, and Proceeds Section 3.1 Assignment of Production. Grantor does hereby absolutely and unconditionally assign, transfer and set over to Noteholder all Production which accrues after the Effective Date to Grantor’s interest in the Mortgaged Properties (all proceeds of such Production and payments in lieu of Production such as “take or pay” proceeds and payments in lieu of Production being herein referred to as the “Production Proceeds”), together with the immediate and continuing right to collect and receive such Production Proceeds; provided that Noteholder hereby grants to Borrower a license to continue to collect, receive and use such Production Proceeds except after an Event of Default. Grantor will direct and instruct in the event of an Event of Default any and all purchasers of any Production to pay to Noteholder all of the Production Proceeds accruing to Grantor’s interest until such time as such purchasers have been furnished with evidence that all secured indebtedness has been paid and that this Mortgage has been released. Grantor agrees that no purchasers of the Production shall have any responsibility for the application of any funds paid to Noteholder. Section 3.2 Effectuating Payment of Production Proceeds to Noteholder. Independent of the foregoing provisions and authorities herein granted, Grantor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be requested by Noteholder or that may be required by any purchaser of any Production for the purpose of

  12       effectuating payment of the Production Proceeds to Noteholder after an Event of Default. If under any existing sales agreements, other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Grantor so that under such existing agreements payment cannot be made of such Production Proceeds to Noteholder after an Event of Default, Grantor’s interest in all Production Proceeds under such sales agreements and in all other Production Proceeds which for any reason may be paid to Grantor shall, when received by Grantor after an Event of Default, constitute trust funds in Grantor’s hands and shall be immediately paid over to Noteholder. Without limitation upon any of the foregoing, Grantor hereby constitutes and appoints Noteholder as Grantor’s special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Noteholder may from time to time prescribe) in the name, place and stead of Grantor to do any and every act and exercise any and every power that Grantor might or could do or exercise personally with respect to all Production and Production Proceeds after an Event of Default (the same having been assigned by Grantor to Noteholder pursuant to Section 3.1 hereof), expressly inclusive, but not limited to, the right, power and authority after an Event of Default to: (a) Execute and deliver in the name of Grantor any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Production from any of the Mortgaged Properties for the purposes of effectuating payment of the Production Proceeds to Noteholder or which Noteholder may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and (b) If under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Grantor so that under such existing agreements payment cannot be made of such Production Proceeds to Noteholder, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Noteholder; giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Grantor might or could do if personally present; and Grantor shall be bound thereby as fully and effectively as if Grantor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Noteholder may be exercised by Noteholder after an Event of Default through any person who, at the time of the execution of the particular instrument, is an officer of Noteholder. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the secured indebtedness, or any part thereof (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted), shall remain unpaid and this Mortgage is unreleased. All persons dealing with Noteholder or any substitute, shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Noteholder that all the secured indebtedness is fully and finally paid and this Mortgage is released.

  13       Section 3.3 Change of Purchaser. Should any person now or hereafter purchasing or taking Production fail to make payment promptly to Noteholder of the Production Proceeds after an Event of Default, Noteholder shall have the right to make, or to require Grantor to make, a change of connection and the right to designate or approve the purchaser with whose facilities a new connection shall be made, and Noteholder shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation. Section 3.4 Application of Production Proceeds. After an Event of Default, all Production Proceeds from time to time in the hands of Noteholder shall be applied by it toward the payment of all secured indebtedness (principal, interest, reasonable out-of-pocket attorneys’ fees and other fees and expenses) at such times and in such manner and order and to such extent as Noteholder deems advisable. Any Production Proceeds from time to time received by Noteholder after an Event of Default shall be credited to, or sent at the direction of, Borrower. Section 3.5 Release From Liability; Indemnification. Noteholder and its successors and assigns are hereby absolved from all liability for failure to enforce collection of the Production Proceeds and from all other responsibility in connection therewith, except the responsibility of each to account to Grantor for funds actually received by each and for its gross negligence, willful misconduct and fraud. Grantor agrees to indemnify and hold harmless Noteholder (for purposes of this paragraph, the term “Noteholder” shall include the directors, officers, partners, employees and agents of Noteholder and any persons or entities owned or controlled by or affiliated with Noteholder) against any and all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, reasonable costs and expenses (including without limitation reasonable out-of-pocket attorneys’ fees and expenses) by reason of the assertion that Noteholder received, either before or after payment in full of the secured indebtedness, funds from the production of oil, gas, other hydrocarbons or other minerals claimed by third persons (and/or funds attributable to sales of production which (i) were made at prices in excess of the maximum price permitted by applicable law or (ii) were otherwise made in violation of laws, rules, regulations and/or orders governing such sales), and Noteholder shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity reasonably satisfactory to it, Noteholder shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Noteholder in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, reasonable out-of-pocket attorneys’ fees and other expenses of every character expended by Noteholder pursuant to the provisions of this section shall be a demand obligation (which obligation Grantor hereby expressly promises to pay) owing by Grantor to Noteholder and shall bear interest, from the date expended until paid, at the rate described in Section 2.3 hereof. WITHOUT LIMITATION, IT IS THE INTENTION OF GRANTOR AND GRANTOR AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES), CAUSES OF ACTION, JUDGMENTS,

  14       PENALTIES, REASONABLE COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE OUT-OF-POCKET ATTORNEYS’ FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE SIMPLE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties, it being understood that Noteholder shall be considered the same indemnified party as its directors, officers, partners, employees and agents) to the extent the subject of the indemnification is caused by or arises out of the gross negligence, fraud or willful misconduct of such particular indemnified party. Section 3.5 Grantor’s Absolute Obligation to Pay Note. Nothing herein contained shall detract from or limit the obligations of Grantor to make prompt payment of the Note, and any and all other secured indebtedness, at the time and in the manner provided herein and in the Loan Documents, regardless of whether the Production and Production Proceeds herein assigned are sufficient to pay same, and the rights under this Article III shall be cumulative of all other rights of Noteholder under the Loan Documents. ARTICLE IV. Remedies Upon Default Section 4.1 Default. The term “Event of Default” as used in this Mortgage shall mean the occurrence of any of the following events: (a) the failure of Grantor to make due and punctual payment of the Note or of any other secured indebtedness or of any installment of principal thereof or interest thereon, or any part thereof, as the same shall become due and payable, whether at a date for payment of a fixed installment or contingent or other payment, or as a result of acceleration, or otherwise, and such failure is not remedied within five (5) days of written notice of said non-payment by Noteholder; or (b) the failure of Grantor to pay over to Noteholder any Production Proceeds which are receivable by Noteholder under this Mortgage but which are paid to Grantor rather than Noteholder (either as provided for in Section 3.2 hereof or otherwise), and such failure is not remedied within 5 days after written notice and demand by Noteholder; or (c) the failure of Grantor timely and properly to observe, keep or perform any covenant, agreement, warranty or condition herein or in any other Loan Document required to be observed, kept or performed (other than covenant, agreement, warranty or condition otherwise constituting an Event of Default hereunder or under any other Loan Document), and such failure is not remedied within the cure or grace period provided or, if no specific cure period is provided, then within 20 days after written notice and demand by Noteholder; or

  15       (d) any representation contained herein or in any other Loan Document shall prove to have been false or misleading in any material respect on the date, or as of which, made and such representation is not made true and correct (as of the time such corrective action is taken) within the cure or grace period provided or, if no specific cure period is provided, then within 20 days after written notice and demand by Noteholder; or (e) [intentionally omitted]; or (f) Grantor suffers the entry against it of a judgment, decree or order for relief by a court of competent jurisdiction in an involuntary case commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect, including the United States Bankruptcy Code, as amended; or (g) Grantor suffers the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for a substantial part of its Property in a proceeding brought against it and (1) such appointment is neither made ineffective nor discharged, released, vacated or fully bonded within thirty days after the making thereof, or (2) such appointment is consented to, requested by, or acquiesced to by Grantor; or (h) Grantor commences an action or voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, including the United States Bankruptcy Code, as amended; or consents to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of any substantial part of its assets or any part of the Property; or (i) Grantor makes a general assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes corporate or other action in furtherance thereof or in furtherance of any proceeding described in subparagraph (h) immediately above; or (j) Grantor suffers a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial part of its Property, and such writ or warrant of attachment or any similar process is not stayed, vacated, fully bonded or released within thirty days after the entry or levy thereof; or (k) Any of the events referred to above in subsections (c), (d), (f), (g), (h), (i) and (j) shall occur with respect to any guarantor of the secured indebtedness and shall not be remedied within the applicable grace period (if any) set forth in such subsections; or (l) a “default” or “event of default” occurs under any Loan Document, other than this Mortgage, which defines either such term and the same is not remedied within the applicable period of cure or grace (if any) provided in such Loan Document. Section 4.2 Acceleration of Secured Indebtedness. Upon the occurrence of an Event of Default described in subsection (f), (g), or (h) of section 4.1 above, all of the secured

  16       indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor. During the continuance of any other Event of Default, Noteholder at any time and from time to time may without notice to Grantor or any other person declare any or all of the secured indebtedness immediately due and payable and all such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Noteholder may elect. Section 4.3 Pre-Foreclosure Remedies. Upon the occurrence and during the continuance of an Event of Default, Noteholder is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property. All reasonable costs, expenses and liabilities of every character incurred by Noteholder in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation (which obligation Grantor hereby expressly promises to pay) owing by Grantor to Noteholder and shall bear interest from date of expenditure until paid at the rate described in Section 2.3 hereof, all of which shall constitute a portion of the secured indebtedness and shall be secured by this Mortgage and by any other instrument securing the secured indebtedness. If necessary to obtain the possession provided for above, Noteholder may invoke any and all lawful remedies to dispossess Grantor. In connection with any action taken by Noteholder pursuant to this Section 4.3, Noteholder shall not be liable for any loss sustained by Grantor resulting from any act or omission of Noteholder in managing the Property unless such loss is caused by the willful misconduct, gross negligence, fraud or bad faith of Noteholder, nor shall Noteholder be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any agreement forming a part of the Property or arising under any Permitted Encumbrance prior to any foreclosure on, appointment of a receiver for, or deed-in-lieu with respect thereto by or on behalf of Trustee or Noteholder. Grantor hereby assents to, ratifies and confirms any and all actions of Noteholder with respect to the Property taken under this Section 4.3. without wilful misconduct and bad faith. Section 4.4 Foreclosure. Upon the occurrence and during the continuance of an Event of Default, Trustee, or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Noteholder to sell the Mortgaged Properties or any part thereof as an entirety or in parcels as Noteholder may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Mortgaged Properties shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the

  17       Mortgaged Properties shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Properties shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Mortgage and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Properties just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Properties but Noteholder shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Properties. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with special warranty of title, and shall receive the proceeds of said sale or sales and apply the same as herein provided. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Noteholder may deem necessary until all of the Mortgaged Properties have been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Noteholder, such sale shall not exhaust the power of sale hereunder and Noteholder shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness beyond any applicable cure or grace period or as to the occurrence of any other Event of Default, or as to Noteholder’s having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Noteholder or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. Cumulative of the foregoing provisions, it being expressly understood that: As to Mortgaged Properties located in the State of Texas, such sales of all or any part of such Mortgaged Properties shall be conducted at the courthouse of any county (whether or not the counties in which the Mortgaged Properties are located are contiguous) in the State of Texas in which any part of the Mortgaged Properties is situated, at public venue to the highest bidder for cash between the hours of ten o’clock a.m. and four o’clock p.m. (and not later than three hours after the time of sale set forth in the notice thereof) on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust, after having given notice of such sale in accordance with such statutes.

  18       A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW TRUSTEE TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION DURING THE CONTINUANCE OF AN EVENT OF DEFAULT BY GRANTOR UNDER THIS MORTGAGE. Section 4.5 Effective as Mortgage. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence and during the continuance of an Event of Default may be foreclosed as to any of the Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Noteholder. To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Grantor hereby mortgages the Mortgaged Properties to Noteholder. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, Noteholder may at any time before the sale of the Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and/or any other secured indebtedness, and for the foreclosure of this Mortgage. It is agreed that if Noteholder should institute a suit for the collection of the Note or any other secured indebtedness and for the foreclosure of this Mortgage, Noteholder may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Property in accordance with the provisions of this Mortgage. Section 4.6 Receiver. In addition to all other remedies herein provided for, Grantor agrees that, upon the occurrence and during the continuance of an Event of Default, Noteholder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such Property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Noteholder, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Noteholder under Article III hereof. Nothing herein is to be construed to deprive Noteholder of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Noteholder in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby expressly promises to pay) owing by Grantor to Noteholder and shall bear interest from the date of making such advancement by Noteholder until paid, at the rate described in Section 2.3 hereof. Section 4.7 Proceeds of Foreclosure. The proceeds of any sale held by Trustee or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied: FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee (not exceeding five percent

  19       (5%) of the gross proceeds of such sale) to Trustee acting under the provisions of Section 4.4 if foreclosed by power of sale as provided in said section; SECOND, to the payment of the secured indebtedness (including specifically without limitation the principal, interest and reasonable out-of-pocket attorneys’ fees due and unpaid on the Note and the amounts due and unpaid and owed to Noteholder under this Mortgage) in such manner and order as Noteholder may elect; and THIRD, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor’s heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law. Section 4.8 Noteholder as Purchaser. Each of Noteholder, Grantor and any guarantor of the secured indebtedness shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor or by any receiver or public officer and any Noteholder purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to such Noteholder, or if such Noteholder holds less than all of such indebtedness, the pro rata part thereof owing to such Noteholder, accounting to all other Noteholders not joining in such bid in cash for the portion of such bid or bids apportionable to such non-bidding Noteholder or Noteholders. Section 4.9 Personal Property Foreclosure. Upon the occurrence and during the continuance of an Event of Default, Noteholder may exercise its rights of enforcement with respect to the Collateral under the Texas Business and Commerce Code as amended (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (a) Noteholder may enter upon Grantor’s premises to take possession of, assemble and collect the Collateral or to render it unusable; and (b) Noteholder may require Grantor to assemble the Collateral and make it available at a place Noteholder designates which is mutually convenient to allow Noteholder to take possession or dispose of the Collateral; and (c) written notice mailed to Grantor as provided herein at least fifteen (15) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and (d) any sale made pursuant to the provisions of this section shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Mortgaged Properties under power of sale as provided in Section 4.4 of this Mortgage; and

  20       (e) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the Mortgaged Properties may, at the option of Noteholder, be sold as a whole; and (f) it shall not be necessary that Noteholder take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and (g) prior to application of proceeds of disposition of the Collateral to the secured indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable out-of-pocket attorneys’ fees and legal expenses incurred by Noteholder; and (h) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness beyond any applicable cure or grace period or as to the occurrence of any other Event of Default, or as to Noteholder having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Noteholder, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (i) Noteholder may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Noteholder, including the sending of notices and the conduct of the sale, but in the name and on behalf of Noteholder. Section 4.10 Foreclosure as to Matured Debt. Upon the occurrence and during the continuance of an Event of Default, Noteholder shall have the right to proceed with foreclosure of the liens and security interests hereunder without declaring the entire secured indebtedness due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness and shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 4.7 except that the amount paid under clause SECOND thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clauses FIRST and SECOND (modified as provided above) shall be applied as provided in clause SECOND AND THIRD of Section 3.4 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness. Section 4.11 Remedies Cumulative. All remedies herein expressly provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and Trustee and Noteholder shall, in addition to the remedies herein provided, be entitled to avail themselves of

  21       all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies. Section 4.12 Noteholder’s Discretion as to Security. Noteholder may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as Noteholder may deem appropriate, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage. Section 4.13 Grantor’s Waiver of Certain Rights. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. To the full extent Grantor may do so, Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Noteholder under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Noteholder under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Grantor or Grantor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section. Section 4.14 Grantor as Tenant Post-Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Grantor or Grantor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Grantor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied, such rental to be due daily to the purchaser. To the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession

  22       following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible entry and detainer) in any court having jurisdiction. Section 4.15 Interest Limitation. It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in any Loan Document, in no event shall any Loan Document require or allow the payment, taking, receiving or charging or permit the collection of interest in excess of the maximum amount permitted by applicable usury law, and all such documents shall be subject to interest reduction to the amount allowed under such laws. If any such excess of interest is contracted for, taken, charged, reserved or received, under any Loan Document, or in the event the maturity of any of the secured indebtedness is accelerated in whole or in part, or in the event that all or part of the principal or interest of the secured indebtedness shall be prepaid, so that under any of such circumstances, the amount of interest contracted for, taken, charged or received, under any Loan Document, and the amount of principal actually outstanding from time to time under the instruments evidencing the secured indebtedness, shall exceed the maximum amount of interest permitted by the applicable usury laws, now or hereafter enacted, then in any such event (a) the provisions of this section shall govern and control, (b) neither Grantor nor any other person or entity now or hereafter liable for the payment of the secured indebtedness shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by the applicable usury laws, now or hereafter enacted, (c) any such excess shall be cancelled automatically, (d) any such excess that may have been collected shall be either applied as a credit against the then unpaid principal amount or refunded to Grantor, at Noteholder’s option, and (e) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under the applicable usury laws, now or hereafter enacted. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, taken, charged or received under any Loan Document that are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by the applicable usury laws, now or hereafter enacted, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loans evidenced by the instruments evidencing the secured indebtedness, all interest at any time contracted for, taken, charged or received from Grantor or otherwise by Noteholder in connection with such loans. Grantor does not agree to pay usurious interest. Further, the Noteholder hereby consents to the aforementioned paragraph. To the extent this provision conflicts with or is inconsistent with any provision of the Note, the terms of the Note shall prevail and control. Section 4.16 Montana Provision. In the event there is a foreclosure sale hereunder and at the time of such sale Grantor or Grantor’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property by, through or under Grantor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the Property occupied, such rental to be due daily to the purchaser. To the extent

  23       permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible entry and detainer) in any court having jurisdiction. ARTICLE V. Miscellaneous Section 5.1 Scope of Mortgage. This Mortgage is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and an absolute assignment, and also covers proceeds and fixtures. Section 5.2 Effective as a Financing Statement. This Mortgage covers goods which are or are to become fixtures on the real property described herein. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Properties (including said fixtures) is situated. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of Section 9.103 of the Texas Business and Commerce Code, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Mortgaged Properties are situated which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Properties and is to be filed for record in the real estate records of each county where any part of the Mortgaged Properties is situated. This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor is the address of Grantor set forth at the end of this Mortgage and the address of Noteholder from which information concerning the security interests hereunder may be obtained is the address of Noteholder set forth at the end of this Mortgage. Section 5.3 Reproduction of Mortgage as Financing Statement. A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in Section 5.2. Section 5.4 Notice to Account Debtors. In addition to the rights granted in Article III hereof, Noteholder may at any time after an Event of Default notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Noteholder directly. Section 5.5 Waiver by Noteholder. Noteholder may at any time and from time to time in writing waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing, or consent to Grantor’s doing any act which

  24       hereunder Grantor is prohibited from doing, or to Grantor’s failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any proceeds of Production from the lien and security interest of this Mortgage, without the joinder of Trustee, or release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights or powers of Noteholder or Trustee hereunder except to the extent specifically agreed to by Noteholder in such writing. Section 5.6 No Impairment of Security. The lien, security interest and other security rights of Noteholder hereunder shall not be impaired by any indulgence, moratorium or release granted by Noteholder including, but not limited to, any renewal, extension or modification which Noteholder may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Noteholder may grant in respect of the Property (including without limitation Production Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. Section 5.7 Acts Not Constituting Waiver by Noteholder. Noteholder may waive any default or Event of Default without waiving any other prior or subsequent default or Event of Default. Noteholder may remedy any Event of Default without waiving the Event of Default remedied. Neither failure by Noteholder to exercise, nor delay by Noteholder in exercising, any right, power or remedy during the continuance of any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date (unless such Event of Default has been cured or expressly waived by Noteholder). No single or partial exercise by Noteholder of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Noteholder and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice of demand in similar or other circumstances. Acceptance by Noteholder of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder. Section 5.8 Grantor’s Successors. In the event the ownership of the Property or any part thereof becomes vested in a person other than Grantor, Noteholder may, without notice to Grantor, deal with such successor or successors in interest with reference to this Mortgage and to the indebtedness secured hereby in the same manner as with Grantor, without in any way vitiating or discharging Grantor’s liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Noteholder, and no extension of the time for the payment of the indebtedness secured hereby given by Noteholder shall operate to release, discharge, modify, change or affect, in

  25       whole or in part, the liability of Grantor hereunder or for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby. Section 5.9 Place of Payment. All secured indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Noteholder indicated at the end of this Mortgage), or at such other place as Noteholder may designate in writing. Section 5.10 Subrogation to Existing Liens. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Noteholder at Grantor’s request, and Noteholder shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such indebtedness by Noteholder, Grantor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness. Section 5.11 Application of Payments to Certain Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage. Section 5.12 Compliance With Usury Laws. It is the intent of Grantor and Noteholder and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein and in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Section 5.13 Trustees. The Trustee may resign by an instrument in writing addressed to Noteholder, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Noteholder. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Noteholder shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee or to appoint an additional trustee or trustees to serve concurrently with Trustee, then Noteholder shall have the right and is hereby authorized and empowered to appoint a successor trustee, a substitute trustee or an additional trustee, without other formality than appointment and designation in writing executed by Noteholder and the authority hereby conferred shall extend to the appointment of other successor, substitute and additional trustees successively until the indebtedness secured hereby has been paid in full, or until the Property is sold hereunder.

  26       Section 5.14 No Liability for Trustee. The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence, fraud or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties. Section 5.15 Release of Mortgage. If all of the secured indebtedness be paid (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) and Noteholder shall have no further obligation to provide credit or advance funds to Grantor or the maker of any Note secured hereby, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications and other rights which are expressly to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and evidence of such release of liens and security interests shall be provided by Noteholder in due form at Grantor’s cost. Section 5.16 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by electronic mail, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the following addresses (unless changed by similar notice in writing given by the particular party whose address is to be changed). If to Grantor: Nautilus Poplar, LLC 1775 Sherman Street, Suite 1950 Denver, Colorado 80203 Attn: Mr. Antoine Lafargue, Chief Financial Officer E-mail: alafargue@magellanpetroleum.com If to Beneficiary: West Texas State Bank 1501 W. University Odessa, Texas 79764 Attn: Mr. Les W. Robbins, President-Midland E-mail: les@wtstatebk.com

  27       Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of electronic mail, upon receipt; provided that, service of a notice required by Texas Property Code §51.002, as amended, or any similar statute in any state where any part of the Mortgaged Properties are located shall be considered complete when the requirements of the applicable statute for such part of the Mortgaged Properties located in the respective state are met. Section 5.17 Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. Section 5.18 Gender; Titles. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. Section 5.19 Recording. Grantor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Noteholder shall reasonably request and, to the maximum extent permitted by applicable law, will pay all such recording, filing, re-recording and refiling taxes, fees and other charges. Section 5.20 Lender as Noteholder. All persons dealing with the Property (other than Grantor) shall be entitled to assume that Lender is the only Noteholder, and may deal with Lender (including without limitation accepting from or relying upon full or partial releases hereof executed by Lender only) without further inquiry as to the existence of other Noteholders, until given actual notice of facts to the contrary or until this Mortgage is supplemented or amended of record to show the existence of other Noteholders. Section 5.21 Reporting Compliance. Grantor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and The Tax Reform Act of 1984 and further agrees upon request of Noteholder to furnish Noteholder with evidence of such compliance. Section 5.22 Noteholder’s Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Noteholder

  28       is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Noteholder, and Noteholder shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Noteholder’s judgment. Section 5.23 Grantor. Unless the context clearly indicates otherwise, as used in this Mortgage, “Grantor” means the grantors named in Section 1.1 hereof or any of them. The obligations of Grantor hereunder shall be joint and several. Section 5.24 Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and Noteholder and their respective heirs, devisees, representatives, successors and assigns and shall constitute covenants running with the land described in Exhibit A. All references in this Mortgage to Grantor, Trustee or Noteholder shall be deemed to include all such heirs, devisees, representatives, successors, substitutes and assigns. Section 5.25 Reporting Requirements. Grantor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The Foreign Investment in Real Property Tax Act of 1980 and further agrees upon request of Noteholder to furnish Noteholder with evidence of such compliance. Section 5.26 CHOICE OF LAW. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA BUT IN ANY EVENT CHAPTER 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THE LOAN EVIDENCED BY THIS NOTE AND EXCEPT THAT TO THE EXTENT THAT THE LAW OF ANOTHER STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES GRANTED HEREIN, THE LAW OF SUCH OTHER STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE. Section 5.27 Loan Agreement. This Mortgage is subject to the terms and conditions of that certain Loan Agreement dated as of the Effective Date, by and between Grantor, Lender and Magellan Petroleum Corporation (as from time to time supplemented, amended and/or restated

  29       and described in this Mortgage as the “Loan Agreement”). All capitalized terms used but not defined herein shall have the meanings given such terms in the Loan Agreement. Section 5.28 Maturity. The latest final maturity date of the Loans is September 30, 2015. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK] (signature page follows)

NOTICE

THIS MORTGAGE, THE NOTE DESCRIBED ABOVE AND THE ACCOMPANYING UCC-1 FINANCING STATEMENT AND LOAN AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS EXECUTED AT OR NEAR THE TIME OF THIS EXECUTION CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, this instrument is dated to be effective as of the Effective Date, although is executed on the date of the acknowledgments annexed hereto.

GRANTOR:

NAUTILUS POPLAR LLC, a Montana limited liability company

By: Magellan Petroleum Corporation, its manager

By: ______________________________
Antoine Lafargue, Chief Financial Officer

LENDER:

WEST TEXAS STATE BANK

By: ______________________________
Les W. Robbins, President-Midland

[DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT]

NOTICE THIS MORTGAGE, THE NOTE DESCRIBED ABOVE AND THE ACCOMPANYING ITCC-1 FINANCING STATEMENT AND LOAN AGREEMENT AND/OI2 ANY AND ALL OTHER DOCUMENTS EXECUTED AT OR NEAR THE TIME OF THIS EXECUTION CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS &COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NaT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. IN WITNESS WHEREOF, this instrument is dated to be effective as of the Effective Date, although is executed on the date of the acknowledgments annexed hereto. GRANTOR: NAUTILUS POPLAR LLC, a Montana limited Liability company By: Magellan Petroleum Corporation, its manager By: Antoine Lafargue, Chief Financial Officer LENDER: WEST TEXAS STATE BANK By: ~ ~ T-----' Les W. Robbins, President-Midland 30

STATE OF COLORADO §
§
COUNTY OF Denver §

This instrument was acknowledged before me on this the 15th day of September, 2014, by ANTOINE LAFARGUE, as Chief Financial Officer of MAGELLAN PETROLEUM CORPORATION, the manager of NAUTILUS POPLAR LLC, a Montana limited liability company, on behalf of said limited liability company.

[signature]

NOTARY PUBLIC, STATE OF COLORADO

MATTHEW R. CIARDIELLO
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 20124058105
MY COMMISSION EXPIRES AUGUST 30, 2016

STATE OF TEXAS §
§
COUNTY OF MIDLAND §

This instrument was acknowledged before me on the ________ day of September, 2014, by LES W. ROBBINS, as President-Midland of WEST TEXAS STATE BANK, on behalf of said bank.

____

NOTARY PUBLIC, STATE OF TEXAS

[DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF PRODUCTION AND FINANCING STATEMENT]

STATE OF COLORADO §
§
COUNTY OF ________________ §

This instrument was acknowledged before me on this the ________ day of September, 2014, by ANTOINE LAFARGUE, as Chief Financial Officer of MAGELLAN PETROLEUM CORPORATION, the manager of NAUTILUS POPLAR LLC, a Montana limited liability company, on behalf of said limited liability company.

____
NOTARY PUBLIC, STATE OF COLORADO

STATE OF TEXAS §
§
COUNTY OF MIDLAND §

This instrument was acknowledged before me on the 17th day of September, 2014, by LES W. ROBBINS, as President-Midland of WEST TEXAS STATE BANK, on behalf of said bank.

DELMA N. ALVAREZ
Notary Public, State of Texas
My Commission Expires
July 09, 2018

[signature]
NOTARY PUBLIC, STATE OF TEXAS

31

Page 1 of 2 EXHIBIT "A" Attached to and made a part of the following documents: (a) Deed of Trust, Mortgage, Security Agreement, Assignment of Production and Financing Statement dated September 17, 2014, from NAUTILUS POPLAR LLC, as Grantor, for the benefit of WEST TEXAS STATE BANK, as Beneficiary; and (b) UCC-1 Financing Statement from NAUTILUS POPLAR LLC, as Debtor, for the benefit of WEST TEXAS STATE BANK, as Secured Party. 1. If applicable, the terms "BPO WI" and "BPO NRI" in this Exhibit "A" specify the warranted working interest and net revenue interest of Grantor in a particular well or property before the occurrence of a particular event such as payout of costs with respect to such well or property. The terms "APO WI" and "APO NRI" in this Exhibit "A" specify the warranted working interest and net revenue interest of Grantor in a particular well or property after the occurrence of a particular event such as payout of costs with respect to such well or property. 2. Within each Lease or Assignment description, the following explanations apply: "Lessor" and "Lessee" refer to the original lessor and lessee set forth in the lease. "Assignor" and "Assignee" refer to the parties identified in a particular document transferring an interest in the affected properties to Grantor. The descriptions are given by fractions of each section, Section number, Township and Range. For example, T = Township, R = Range, Blk. = Block, Sec. = Section, N = North, S = South, E = East, W = West The descriptions may also include characterizations of interests described by abbreviations. For example, APO = "after pay-out", BPO = "before payout", WI = "working interest", NRI = "net revenue interest", RI = "royalty interest", ORRI = "overriding royalty interest" The designation "T-29-N, R-50-E" or “T29N-R50E” refers to Township 29 North, Range 50 East. The description "NE/4 of the NE/4 of Section 36, T-29-N, R-50-E" or "Sec 36: NENE, T29N-R50E " refers to the Northeast quarter of the Northeast quarter of Section 36, Township 29 North, Range 50 East, Roosevelt County, Montana. Fractions are fractions of a section. Fractions may also be written with alpha characters as numerators and numeric characters as denominators. For example, NW/4 = the Northwest one-quarter of a section. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Page 2 of 2 ROOSEVELT COUNTY, MONTANA See Pages 1 through and including 14, attached hereto and made a part hereof, all of such lands and leases being located in Roosevelt County, Montana. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

EXHIBIT A

*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12617	OG	EVA DENNY WHITE AND DAVID L. WHITE, W/H, ET AL. OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3912)	40.00000	12/20/1950	T29N-R50E SEC 36: NENE	1.00000000	0.87500000	0.87500000
25-085-12619	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4106)	150.52000	12/28/1950	T28N-R52E SEC 6: LOTS 3 (40.03), 4 (35.23, A/D/A NWNW), 5 (35.26, A/D/A SWNW), SENW	1.00000000	0.87500000	0.87500000
25-085-12620	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4100)	80.00000	1/18/1951	T29N-R51E SEC 7: N2SE	1.00000000	0.87500000	0.87500000
25-085-12621	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4098)	280.00000	1/9/1951	T29N-R50E SEC 14: E2NE, SWNE, SE	1.00000000	0.87500000	0.87500000
25-085-12622	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4097)	40.00000	1/8/1951	T29N-R51E SEC 29: NENE	1.00000000	0.87500000	0.87500000
25-085-12623	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4096)	200.00000	1/9/1951	T29N-R51E SEC 19: SESW, E2NW, W2NE	1.00000000	0.87500000	0.87500000
25-085-12624	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4095)	119.28000	1/10/1951	T29N-R50E SEC 12: NESE T29N-R51E SEC 7: LOT 3 (39.28, A/D/A NWSW), NESW	1.00000000	0.87500000	0.87500000
25-085-12625	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4094)	39.69000	1/10/1951	T29N-R51E SEC 30: LOT 1 (39.69, A/D/A NWNW)	1.00000000	0.87500000	0.87500000
25-085-12626	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4093)	40.00000	1/8/1951	T29N-R51E SEC 28: NENW	1.00000000	0.87500000	0.87500000
25-085-12627	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4108)	60.00000	1/15/1951	T28N-R51E SEC 4: SWNE, S2NENW	1.00000000	0.87500000	0.87500000
25-085-12628	OG	ASSINIBOINE-SIOUX TRIBES RELINQUISHED TO GERALD WINSTON MURR THEN CURRENT OWNER IN 1954	C. H. MURPHY, JR. (4105)	40.00000	1/9/1951	T29N-R51E SEC 31: SENW	1.00000000	0.87500000	0.87500000
25-085-12629	OG	ASSINIBOINE-SIOUX TRIBES RELINQUISHED TO RUBY MARIE GREGG RASOR THEN CURRENT OWNER IN 1956	C. H. MURPHY, JR. (4104)	20.00000	1/10/1951	T29N-R51E SEC 32: N2NESW	1.00000000	0.87500000	0.87500000
25-085-12630	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4103)	440.00000	1/16/1951	T29N-R51E SEC 21: E2NE, N2SE, E2SW, SWSW SEC 28: NWSW, W2NW SEC 29: NESE	1.00000000	0.87500000	0.87500000
25-085-12632	OG	ASSINIBOINE-SIOUX TRIBES RELINQUISHED TO HERMAN E. HALLAND, A SINGLE MAN THEN CURRENT OWNER IN 1955	C. H. MURPHY, JR. (4102)	40.06000	1/10/1951	T29N-R51E SEC 31: LOT 4 (40.06, A/D/A SWSW)	1.00000000	0.87500000	0.87500000
25-085-12640	OG	JAMES MELBOURNE, SINGLE ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3504)	40.00000	9/26/1950	T29N-R51E SEC 32: SESW	1.00000000	0.87500000	0.87500000
25-085-12641	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4101)	238.46000	2/23/1951	T29N-R51E SEC 19: LOTS 1 (39.55, A/D/A NWNW), 2 (39.61, A/D/A SWNW), 3 (39.65, A/D/A NWSW), 4 (39.65, A/D/A SWSW), NESW, NWSE	1.00000000	0.87500000	0.87500000
25-085-12642	OG	JOHN MELVIN YOUNGMAN ANNE YOUNGMAN, H/W, ET AL OF THE ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (6411)	20.00000	2/24/1951	T29N-R51E SEC 26: N2SWNW	1.00000000	0.87500000	0.87500000
25-085-12643	OG	GLENN W. ZIMMERMAN MARGARET E. ZIMMERMAN, H/W	THE CARTER OIL COMPANY	160.00000	1/27/1949	T29N-R51E SEC 28: SE	1.00000000	0.87500000	0.87500000
25-085-12644	OG	BUREAU OF LAND MANAGEMENT, AS TRUSTEE FOR THE ASSINIBOINE-SIOUX TRIBES	ESTHER S. SCHMIDT	1,340.00000	8/1/1950	T28N-R51E SEC 3: SE SEC 4: SWNW SEC 11: S2 SEC 12: W2, W2NE, NENE SEC 13: NW SEC 15: NE, S2NENW T29N-R51E	1.00000000	0.86500000	0.86500000
25-085-12645	OG	FRED J. REYNOLDS MARY F. REYNOLDS, H/W	THE CARTER OIL COMPANY	280.00000	2/12/1952	T28N-R51E SEC 9: NWNE SEC 10: SE, E2SW	1.00000000	0.87500000	0.87500000

1

		EXHIBIT A							
*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12646	OG	WILLIAM YOUNGMAN #1 CHARLES JONES SR. WILLIAM YOUNGMAN #2 STELLA YOUNGMAN DOUGLAS YOUNGMAN EVA YOUNGMAN JOSEPHINE YOUNGMAN YOUPEE LEROY YOUPEE CHRISTINE YOUNGMAN NECKLACE FELIX NECKLACE NETTIE YOUNGMAN LAWRENCE YOUNGMAN RITA L. YOUNGMAN MICHAEL WAYNE YOUNGMAN FLORENCE R. YOUNGMAN	C. H. MURPHY, JR. (3815)	40.00000	9/28/1950	T29N-R51E SEC 31: NESE	1.00000000	0.87500000	0.87500000
25-085-12647	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3465)	360.00000	3/20/1950	T29N-R51E SEC 29: SESE SEC 33: W2	1.00000000	0.87500000	0.87500000
25-085-12648	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (3817-A)	40.00000	3/5/1951	T29N-R51E SEC 32: NWSE	1.00000000	0.87500000	0.87500000
25-085-12653	OG	MAUDE FOOTE BUCKLES, WIDOW AUSTIN R. BUCKLES & AUDREY E. BUCKLES H/W OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3468)	120.00000	3/31/1950	T28N-R51E SEC 8: NESE SEC 22: E2NE	1.00000000	0.87500000	0.87500000
25-085-12654	OG	WINONA SIMONS SHANLEY ERVIN J. SHANLEY, W/H	C. H. MURPHY, JR. (3483)	140.00000	3/5/1951	T29N-R51E SEC 26: S2SWNW, NWSW SEC 27: N2SE	1.00000000	0.87500000	0.87500000
25-085-12655	OG	LEWIS JAMES SAYERS CHRISTINE M. SAYERS OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3584)	40.00000	10/16/1950	T29N-R51E SEC 17: SENW	1.00000000	0.87500000	0.87500000
25-085-12656	OG	GEORGE B. BLOUNT CLARA R. E. BLOUNT, H/W HENRY BLOUNT MELISSA H. BLOUNT ANNA ROSE LONG BAUER EDWARD E. BAUER PHILLIPPENA McCLAMMY ADDIE M. HOVERMAL SANDERS PHILLIPENA LONG DENNY GEORGE DENNY	C. H. MURPHY, JR. (3597)	120.08000	10/16/1950	T28N-R51E SEC 1: LOT 2 (40.08, A/D/A NWNE), S2NE	1.00000000	0.87500000	0.87500000
25-085-12657	OG	JEANNIE A. CULBERTSON COOPER GALE COOPER, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3626)	40.00000	10/16/1950	T29N-R51E SEC 29: NWNW	1.00000000	0.87500000	0.87500000
25-085-12658	OG	JULIUS YOUNGMAN LIZZIE C. YOUNGMAN, H/W HOWARD RUSSELL MARGARET ELK RUSSELL BESSIE BROWN FERKO JOHN FERKO WILLIS TAYLOR ROGER BROWN JOHN LONGTREE JR ESTHER MELBOURNE LONGTREE MARK LONGTREE CLARENCE DALE LONGTREE ALICE L. LONGTREE IDA LONGTREE ALICE MARIE LONGTREE CROWE SHERMAN CROWE	C. H. MURPHY, JR. (3812)	280.00000	10/27/1950	T29N-R51E SEC 22: W2SE, SESE SEC 27: NE	1.00000000	0.87500000	0.87500000

2

		EXHIBIT A							
*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12659	OG	ANGELINE TAKES THE SHIELD IRON BEAR CHARLES IRON BEAR CARMELIA LAMBERT MAGDALENE STRETCHES HIMSELF CHARLES HALL JR. ELIZABETH CANTRELL ST. GERMAINE ARTHUR ST. GERMAINE ELWOOD GENE HALL CHARLENE LOU HALL MELVIN JAMES HALL EVERETT HALL GLADYS RENA HALL LUCILLE HALL	C. H. MURPHY, JR (3816)	80.00000	10/12/1950	T29N-R50E SEC 12: N2SW	1.00000000	0.87500000	0.87500000
25-085-12660	OG	JOHN MELVIN YOUNGMAN ANNE YOUNGMAN, H/W OF THE ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (6410)	40.00000	10/21/1953	T28N-R51E SEC 9: NESE	1.00000000	0.87500000	0.87500000
25-085-12662.000	OG	BUREAU OF LAND MANAGEMENT, AS TRUSTEE FOR THE ASSINIBOINE-SIOUX TRIBES	HENRY H. FORSMAN	620.00000	10/1/1949	T28N-R51E SEC 23: N2, N2S2, N2S2SW, N2SWSE, NWSESE SEC 24: SWNW, N2SENW, SWSENW	1.00000000	0.86500000	0.86500000
25-085-12662.001	OG	BUREAU OF LAND MANAGEMENT, AS TRUSTEE FOR THE ASSINIBOINE-SIOUX TRIBES	HENRY H. FORSMAN	100.00000	10/1/1949	T28N-R51E SEC 23: NESESE, S2S2S2 SEC 24: SESENW	1.00000000	0.86500000	0.86500000
25-085-12664.001	OG	EVA DENNY WHITE AND DAVID L. WHITE, WIFE AND HUSBAND, ET AL, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3862)	40.00000	11/10/1950	T29N-R50E SEC 36: NESE	1.00000000	0.87500000	0.87500000
25-085-12664.002	OG	DENNEY FRANK HUTCHESON EVELYN HUTCHESON, H/W MABLE HUTCHESON ARNOLD RALPH E. ARNOLD, W/H RUTH HUTCHESON WILSON DONAL L. WILSON, W/H LOLA L. HUTCHESON, SINGLE FRANK PORTER HUTCHESON, SINGLE OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3862-A)	40.00000	6/4/1951	T29N-R50E SEC 36: NESE	1.00000000	0.87500000	0.87500000
25-085-12664.003	OG	MAYBELLE ATCHESON, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3862-B)	40.00000	7/3/1951	T29N-R50E SEC 36: NESE, NENE	1.00000000	0.87500000	0.87500000
25-085-12664.004	OG	BEULAH I. DENNY, A WIDOW FRANK A. DENNY, SINGLE CLAIRE I. SJORDAL HARTZEL SJORDAL, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3862-C)	40.00000	7/23/1951	T29N-R50E SEC 36: NESE, NENE	1.00000000	0.87500000	0.87500000
25-085-12681	OG	ASSINIBOINE-SIOUX TRIBES	RICHFIELD OIL CORPORATION	80.00000	4/2/1954	T29N-R50E SEC 12: E2NE	1.00000000	0.87500000	0.87500000
25-085-12682	OG	LEONARD J. SMITH LUCILLE B. SMITH, H/W OF THE ASSINIBOINE-SIOUX TRIBES RELINQUISHED IN 1954	C. H. MURPHY, JR. (3612)	40.00000	10/16/1950	T29N-R51E SEC 29: SWNE	1.00000000	0.87500000	0.87500000
25-085-12685	OG	WILLIAM WHITRIGHT NO 2, SINGLE OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3616)	40.00000	5/8/1950	T28N-R51E SEC 9: SWNE	1.00000000	0.87500000	0.87500000
25-085-12686	OG	ELAINE ADELAIDE GOINGS ARMSTRONG, OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	320.00000	10/22/1974	T29N-R50E SEC 10: SE SEC 11: SW	0.75000000	0.80702213	0.60526660
25-085-12686.002	OG	LOIS GOINGS YVONNE MACKENZIE OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	320.00000	10/22/1974	T29N-R50E SEC 10: SE SEC 11: SW	0.75000000	0.80702213	0.60526660
25-085-12686.003	OG	FRANCIS LOUIS GOINGS CHRISTINA GOINGS OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	320.00000	10/22/1974	T29N-R50E SEC 10: SE SEC 11: SW	0.75000000	0.80702213	0.60526660
25-085-12686.004	OG	LOUISE GOINGS ARCASA OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	320.00000	10/22/1974	T29N-R50E SEC 10: SE SEC 11: SW	0.75000000	0.80702213	0.60526660
25-085-12686.005	OG	JEANETTE ELIZABETH GOINGS HAUSER OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	320.00000	10/22/1974	T29N-R50E SEC 10: SE SEC 11: SW	0.75000000	0.80702213	0.60526660

3

EXHIBIT A

*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12687	OG	PATRICK LEO FOOTE, UNDETERMINED ESTATE MELDA IRON BEAR GONE OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	120.00000	10/22/1974	T29N-R50E SEC 10: S2NW, SWNE	0.75000000	0.83333333	0.62500000
25-085-12687.002	OG	MELDA IRON BEAR GONE OF THE ASSINIBOINE-SIOUX TRIBES	THE POLUMBUS CORPORATION	120.00000	10/22/1974	T29N-R50E SEC 10: S2NW, SWNE	0.75000000	0.83333333	0.62500000
25-085-12691	OG	MARY FOOTE, A SINGLE WOMAN, MAUDE BUCKLES, A SINGLE WOMAN, ET AL, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3577)	320.00000	11/30/1950	T28N-R51E SEC 14: W2	1.00000000	0.87500000	0.87500000
25-085-12692	OG	MARY FOOTE, A SINGLE WOMAN, MAUDE BUCKLES, A SINGLE WOMAN, ET AL, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3578)	160.00000	11/30/1950	T28N-R51E SEC 14: SE	1.00000000	0.87500000	0.87500000
25-085-12693	OG	ASSINIBOINE-SIOUX TRIBES REGINALD BIRTHMARK	C. H. MURPHY, JR. (3818-A)	20.00000	7/27/1951	T29N-R51E SEC 20: S2SESE	1.00000000	0.87500000	0.87500000
25-085-12694	OG	ASSINIBOINE-SIOUX TRIBES REGINALD BIRTHMARK	C. H. MURPHY, JR. (3818-B)	20.00000	7/27/1951	T29N-R51E SEC 21: E2NWSW	1.00000000	0.87500000	0.87500000
25-085-12695	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4672)	120.00000	7/27/1951	T29N-R50E SEC 11: SESE SEC 12: S2SW	1.00000000	0.87500000	0.87500000
25-085-12696	OG	BIRDIE LESTER VANCE LEROY VANCE, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3858)	240.00000	7/31/1950	T28N-R51E SEC 10: NW, W2SW	1.00000000	0.87500000	0.87500000
25-085-12697	OG	ETHEL WHITRIGHT ATKINSON, A WIDOW OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3813)	40.00000	7/18/1950	T28N-R51E SEC 4: SWSE	1.00000000	0.87500000	0.87500000
25-085-12698	OG	JOHN LONGTREE JR ESTHER MELBOURNE LONGTREE, H/W MARK LONGTREE, SINGLE CLARENCE DALE LONGTREE ALICE L. LONGTREE, H/W IDA LONGTREE, SINGLE ALICE MARIE LONGTREE CROWE SHERMAN CROWE, W/H	C. H. MURPHY, JR. (3820)	120.00000	7/12/1950	T29N-R51E SEC 22: S2NW, NWNW	1.00000000	0.87500000	0.87500000
25-085-12699	OG	MARK LONGTREE, SINGLE CLARENCE DALE LONGTREE ALICE L. LONGTREE, H/W IDA LONGTREE, SINGLE ALICE MARIE LONGTREE CROWE SHERMAN CROWE, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3819)	320.00000	7/13/1950	T29N-R51E SEC 22: SW SEC 27: NW	1.00000000	0.87500000	0.87500000
25-085-12700	OG	ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (4673)	280.00000	7/18/1951	T29N-R51E SEC 26: SWSW SEC 27: SW, S2SE	1.00000000	0.87500000	0.87500000
25-085-12701	OG	BUREAU OF LAND MANAGEMENT AS TRUSTEE FOR THE ASSINIBOINE-SIOUX TRIBES	ROCKWOOD BROWN	680.00000	7/1/1950	T29N-R50E SEC 13: E2 SEC 24: E2, NENW	1.00000000	0.86500000	0.86500000
25-085-12702	OG	JAMES SEEDS JOSEPHINE SEEDS, H/W RELINQUISHED IN 1976	C. H. MURPHY, JR. (3821)	160.00000	7/12/1950	T28N-R51E SEC 14: NE	1.00000000	0.87500000	0.87500000
25-085-12703	OG	VINA COULTER WAKAN ALBERT WAKAN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3814)	40.00000	7/12/1950	T29N-R51E SEC 30: NENW	1.00000000	0.87500000	0.87500000
25-085-12704	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3460)	40.00000	5/8/1950	T29N-R51E SEC 32: NWNE	1.00000000	0.87500000	0.87500000
25-085-12705	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3461)	360.00000	5/8/1950	T29N-R51E SEC 32: NENE SEC 33: E2	1.00000000	0.87500000	0.87500000
25-085-12706	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3462)	40.00000	5/8/1950	T29N-R51E SEC 29: SWSE	1.00000000	0.87500000	0.87500000
25-085-12707	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3463)	40.00000	5/8/1950	T29N-R51E SEC 32: SENE	1.00000000	0.87500000	0.87500000

4

		EXHIBIT A							
*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12708	OG	JESSE VERNON PEREAU STELLA B. PEREAU, H/W OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3489)	40.00000	5/4/1950	T29N-R51E SEC 17: SESE	1.00000000	0.87500000	0.87500000
25-085-12709	OG	DOUGLAS YOUNGMAN EVA I. R. YOUNGMAN, H/W OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3490)	40.00000	5/8/1950	T29N-R51E SEC 31: NESW	1.00000000	0.87500000	0.87500000
25-085-12710	OG	CAROLINE RED, SINGLE WOMAN OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3497)	39.77000	5/8/1950	T29N-R51E SEC 30: LOT 4 (39.77, A/D/A SWSW)	1.00000000	0.87500000	0.87500000
25-085-12711	OG	DOLLY C. AKERS, AKA SARAH SMITH AKERS, & JOHN J. AKERS, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3513)	40.00000	5/8/1950	T29N-R51E SEC 30: SENW	1.00000000	0.87500000	0.87500000
25-085-12712	OG	MABEL DUPREE DANIELS RANDOLPH DANIELS, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3514)	40.00000	5/8/1950	T29N-R51E SEC 26: NWNW	1.00000000	0.87500000	0.87500000
25-085-12713	OG	ALICE ANNIE FOOTE, SINGLE OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3516)	40.00000	5/8/1950	T28N-R51E SEC 4: LOT 1 (40.00, A/D/A NENE)	1.00000000	0.87500000	0.87500000
25-085-12714	OG	AUSTIN R. BUCKLES, AKA AUSTIN R. SCOTT & AUDREY M. BUCKLES, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3519)	40.00000	5/12/1950	T28N-R51E SEC 4: SENE	1.00000000	0.87500000	0.87500000
25-085-12715	OG	MABEL B. FOOTE BIGHORN JACOB BIGHORN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3520)	39.98000	5/8/1950	T28N-R51E SEC 4: LOT 2 (39.98, A/D/A NWNE)	1.00000000	0.87500000	0.87500000
25-085-12716	OG	WILLIAM YOUNGMAN #2 STELLA C. YOUNGMAN, H/W	C. H. MURPHY, JR. (3521)	40.00000	5/8/1950	T29N-R51E SEC 31: NWSE	1.00000000	0.87500000	0.87500000
25-085-12717	OG	ESTELLE BAD TEMPER BRIEN ALBERT BRIEN, W/H	C. H. MURPHY, JR. (3464)	40.00000	5/8/1950	T29N-R51E SEC 32: SWNE	1.00000000	0.87500000	0.87500000
25-085-12718-A	OG	JAMES HELMER MARJORIE L. HELMER, H/W OF THE SIOUX TRIBE, RELINQUISHED	C. H. MURPHY, JR. (3479)	200.00000	5/8/1950	T29N-R51E SEC 20: NWNW T28N-R52E SEC 20: NW	1.00000000	0.85000000	0.85000000
25-085-12719	OG	CHARLES ROBBINS JULIE ROBBINS, H/W OF THE ASSINIBOINE-SIOUX TRIBES	C. H. MURPHY, JR. (3480)	160.00000	5/4/1950	T29N-R50E SEC 25: N2NE, SENE T29N-R51E SEC 31: NENW	1.00000000	0.87500000	0.87500000
25-085-12720	OG	MALCOLM DANIEL SMITH RELINQUISHED, DATE UNKNOWN	C. H. MURPHY, JR. (3496)	279.28000	5/15/1950	T29N-R51E SEC 7: LOT 4 (39.28, A/D/A SWSW), SESW, S2SE T29N-R50E SEC 12: S2SE, NWSE	1.00000000	0.87500000	0.87500000
25-085-12721	OG	MARY RED FEATHER IRON BEAR HARRY IRON BEAR, W/H	C. H. MURPHY, JR. (3530)	40.00000	5/8/1950	T28N-R51E SEC 4: SENW	1.00000000	0.87500000	0.87500000
25-085-12722	OG	ADDIE M. HOVERMAIL SANDERS, SINGLE OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3554)	320.00000	5/12/1950	T28N-R51E SEC 1: S2	1.00000000	0.87500000	0.87500000
25-085-12723	OG	THOMAS TRINDER, A SINGLE MAN OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3556)	280.35000	5/8/1950	T28N-R51E SEC 2: LOTS 1 (40.19, A/D/A NENE), 2 (40.16, A/D/A NWNE), S2NE, N2SE T29N-R51E SEC 30: NWSE	1.00000000	0.87500000	0.87500000
25-085-12724	OG	BESSIE F. MCDONALD PALMER HAROLD PALMER, W/H OF THE ASSINIBOINE TRIBE RELINQ TO BESSIE F. MCDONALD PALMER IN 1954	C. H. MURPHY, JR. (3557)	40.00000	5/8/1950	T29N-R51E SEC 30: SWSE	1.00000000	0.87500000	0.87500000
25-085-12725	OG	CATHERINE EDER, SINGLE WOMAN, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3563)	20.00000	5/8/1950	T29N-R51E SEC 32: S2NESW	1.00000000	0.87500000	0.87500000
25-085-12726	OG	ROSE MARY TRINDER SCHMID MINOR JONES SCHMID, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3571)	40.00000	5/8/1950	T29N-R51E SEC 29: NESW	1.00000000	0.87500000	0.87500000
25-085-12727	OG	SHIRLEY K. HELMER SMITH KENNETH D. SMITH, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3572)	40.00000	5/15/1950	T29N-R51E SEC 19: SWSE	1.00000000	0.87500000	0.87500000
25-085-12728	OG	LOUISE CAIN KIRN HENRY JAY KIRN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3574)	40.00000	5/8/1950	T28N-R51E SEC 24: NWSW	1.00000000	0.87500000	0.87500000

5

		EXHIBIT A							
*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12729	OG	MARTHA L. PEREAU OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3580)	40.00000	5/8/1950	T29N-R51E SEC 16: NWSW	1.00000000	0.87500000	0.87500000
25-085-12730	OG	WILLIAM J. DENNY MELDA O. DENNY, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3581)	40.00000	5/8/1950	T29N-R50E SEC 36: SESE	1.00000000	0.87500000	0.87500000
25-085-12731	OG	FRED DOUGLAS CONNORS ANITA SHARON CONNORS CAROL ARLYNE CONNORS (MINORS) OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3582)	40.00000	5/12/1950	T29N-R51E SEC 31: SWSE	1.00000000	0.87500000	0.87500000
25-085-12732	OG	FRANK KOLLENBAUM KATHERINE P. KOLLENBAUM, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3591)	40.00000	5/8/1950	T29N-R51E SEC 19: SESE	1.00000000	0.87500000	0.87500000
25-085-12733	OG	MAUDE CAROLINE BOYD HOLLOW ANTON E. HOLLOW, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3595)	317.80000	5/8/1950	T29N-R51E SEC 18: LOTS 1 (39.34, A/D/A NWNW), 2 (39.44, A/D/A SWNW), 3 (39.51, A/D/A NWSW), 4 (39.51, A/D/A SWSW), E2W2	1.00000000	0.87500000	0.87500000
25-085-12734	OG	ROSE FONTAINE LITTLEFIELD SHAFLEY E. L. SHAFLEY, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3601)	40.00000	5/8/1950	T28N-R51E SEC 4: NWSE	1.00000000	0.87500000	0.87500000
25-085-12735	OG	MILDRED TATSEY DOORE ROY H. DOORE, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3602)	40.00000	5/8/1950	T29N-R51E SEC 29: NENW	1.00000000	0.87500000	0.87500000
25-085-12736	OG	JOHN HELMER MYRTLE W. HELMER, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3604)	40.00000	5/8/1950	T29N-R51E SEC 17: SESW	1.00000000	0.87500000	0.87500000
25-085-12737	OG	GLADYS KOLLENBAUM, SINGLE OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3605)	40.00000	5/8/1950	T29N-R51E SEC 20: NWSW	1.00000000	0.87500000	0.87500000
25-085-12738	OG	COLMA KOLLENBAUM CHARLOTTE S. KOLLENBAUM, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3606)	40.00000	5/8/1950	T29N-R51E SEC 19: NESE	1.00000000	0.87500000	0.87500000
25-085-12739	OG	LIZZIE KOLLENBAUM BOND GEORGE WILLIAM BOND, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3607)	40.00000	5/8/1950	T29N-R51E SEC 30: NENE	1.00000000	0.87500000	0.87500000
25-085-12740	OG	LOUISE KOLLENBAUM FORREST AND LEROY FORREST, WIFE AND HUSBAND, OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3614)	40.00000	5/8/1950	T29N-R51E SEC 20: SWSW	1.00000000	0.87500000	0.87500000
25-085-12741	OG	GENEVIEVE KOLLENBAUM BRODALE DOUGLAS BRODALE, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3623)	40.00000	5/11/1950	T29N-R51E SEC 19: NENE	1.00000000	0.87500000	0.87500000
25-085-12742	OG	VIOLET KOLLENBAUM STEIN AL STEIN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3628)	40.00000	5/11/1950	T29N-R51E SEC 19: SENE	1.00000000	0.87500000	0.87500000
25-085-12743	OG	GLADYS OWNS MEDICINE, SINGLE OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3631)	39.96000	5/11/1950	T28N-R51E SEC 4: LOT 4 (39.96, A/D/A NWNW)	1.00000000	0.87500000	0.87500000
25-085-12744	OG	ROMONA TRINDER CHRISTENSEN VERNON E. CHRISTENSEN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3642)	40.00000	5/11/1950	T29N-R51E SEC 29: SESW	1.00000000	0.87500000	0.87500000
25-085-12745	OG	LOUISE V. K. BURGE LINDEMAN ALFRED LINDEMAN, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3645)	40.00000	5/11/1950	T29N-R51E SEC 20: N2SESE, W2NESE	1.00000000	0.87500000	0.87500000
25-085-12746	OG	VIVIAN KOLLENBAUM PATTERSON WESLEY W. PATTERSON, W/H OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3646)	40.00000	5/11/1950	T29N-R51E SEC 20: NESW	1.00000000	0.87500000	0.87500000
25-085-12747	OG	SOPHIA BROUGH KAMPFER LESLIE KAMPFER, W/H OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1953	C. H. MURPHY, JR. (3647)	40.00000	5/11/1950	T29N-R51E SEC 29: NWNE	1.00000000	0.87500000	0.87500000
25-085-12748	OG	NELLIE EVA JARMAN DE URENA FRANCISCO DE URENA Y DA FEDERICO, W/H OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1954	C. H. MURPHY, JR. (3649)	320.20000	5/8/1950	T28N-R51E SEC 3: LOTS 1 (40.09, A/D/A NENE), 2 (40.06, A/D/A NWNE), 3 (40.04, A/D/A NENW), 4 (40.01, A/D/A NWNW), S2N2	1.00000000	0.87500000	0.87500000

6

EXHIBIT A *Lease Number Type Lease Name Original Lessee Name Gross Acres Effective Date Legal Description Working Interest Lease Net Revenue Interest Nautilus Net Revenue Interest 25-085-12749 OG STEPHEN C. PROCTOR FLORENCE NIGHTENGALE SCHALLER PROCTOR, H/W OF THE ASSINIBOINE TRIBE C. H. MURPHY, JR. (3650) 40.00000 5/11/1950 T29N-R51E SEC 29: SENW 1.00000000 0.87500000 0.87500000 25-085-12750 OG ELSIE LONG LONGEE AKA ELISE LONG WILLIAM H. TAFT LONGEE, H/W GEORGE LONG SADIE TELEKISH LONG, H/W HEIRS OF LIONIE LONG OF THE ASSINIBOINE SIOUX TRIBES C. H. MURPHY, JR. (3865-A) 39.92000 5/21/1951 T29N-R51E SEC 31: LOT 2 (39.92, A/D/A SWNW) 1.00000000 0.87500000 0.87500000 25-085-12751 OG BENJAMIN FRANKLIN MCDONALD AILEEN D. MCDONALD, H/W OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1954 C. H. MURPHY, JR. (3639) 40.00000 5/11/1950 T29N-R51E SEC 31: NWNE 1.00000000 0.87500000 0.87500000 25-085-12752 OG JENNIE V. WALKING EAGLE RUSSELL DANIEL RUSSELL, W/H OF THE SIOUX TRIBE C. H. MURPHY, JR. (3495) 39.75000 6/8/1950 T29N-R51E SEC 30: LOT 3 (39.75, A/D/A NWSW) 1.00000000 0.87500000 0.87500000 25-085-12753 OG ALTA R. KEISER WILBUR KEISER, W/H OF THE ASSINIBOINE TRIBE C. H. MURPHY, JR. (3506) 40.00000 6/8/1950 T29N-R51E SEC 31: SESW 1.00000000 0.87500000 0.87500000 25-085-12754 OG CARSON WALKING EAGLE CATHERINE RICKER WALKING EAGLE, H/W OF THE ASSINIBOINE-SIOUX TRIBES C. H. MURPHY, JR. (3508) 39.97000 6/13/1950 T29N-R51E SEC 31: LOT 3 (39.97, A/D/A NWSW) 1.00000000 0.87500000 0.87500000 25-085-12756 OG LAURA SPOTTED DOG, SINGLE FLORENCE BURSHIA, A WIDOW JOSHUA SPOTTED DOG OWL SHIELD WOMAN SPOTTED DOG, H/W OF THE SIOUX TRIBE C. H. MURPHY, JR. (3594) 80.00000 6/12/1950 T28N-R51E SEC 3: N2SW 1.00000000 0.87500000 0.87500000 25-085-12757 OG CLAUDE R. TRINDER HAZEL R. TRINDER, H/W OF THE ASSINIBOINE TRIBE C. H. MURPHY, JR. (3638) 40.00000 6/16/1950 T29N-R51E SEC 30: SENE 1.00000000 0.87500000 0.87500000 25-085-12758 OG CHARLES SMITH EMMA LONGEE SMITH, H/W OF THE SIOUX TRIBE C. H. MURPHY, JR. (3651) 40.00000 6/6/1950 T29N-R51E SEC 29: NWSE 1.00000000 0.87500000 0.87500000 25-085-12759 OG ALICE I. MURIN, A DIVORCED WOMAN OF THE ASSINIBOINE TRIBE C. H. MURPHY, JR. (3656) 40.00000 6/6/1950 T29N-R51E SEC 30: SWNE 1.00000000 0.87500000 0.87500000 25-085-12760 OG GLADYS IRENE BURGE MICHAEL ANTHONY E. MICHAEL, W/H OF THE ASSINIBOINE TRIBE C. H. MURPHY, JR. (3690) 40.00000 6/16/1950 T29N-R51E SEC 20: E2NESE SEC 21: W2NWSW 1.00000000 0.87500000 0.87500000 25-085-12761 OG BUREAU OF LAND MANAGEMENT, AS TRUSTEE FOR THE ASSINIBOINE-SIOUX TRIBES GUY R. CAMPBELL, JR. 440.02000 6/1/1951 T29N-R51E SEC 34: W2 SEC 35: W2NW T28N-R51E SEC 1: LOT 1 (40 02 A/D/A NENE) 1.00000000 0.87500000 0.87500000 25-085-12762 OG ANNA M. BRACKEN RAY BRACKEN, W/H OF THE ASSINIBOINE TRIBE C. H. MURPHY, JR. (3583) 40.00000 6/8/1950 T29N-R51E SEC 17: NWSW 1.00000000 0.87500000 0.87500000 25-085-12764 OG ANGELINE T. LAMBERT IRON BEAR CHARLES IRON BEAR CARMELITA LAMBERT EAGLE BOY NELSON EAGLE BOY MAGDALENE STRETCHES HIMSELF RICKER CHARLES HALL JR. WIDOWER ELWOOD GENE HALL ARLENE F. HALL CHARLENE L. HALL TERMIN MELVIN JAMES HALL, SINGLE EVERETT HALL, SINGLE GLADYS R. HALL DESJARLAIS, DIVORCED LUCILLE HALL ARTHUR RAY ST. GERMAINE DONNA ST. GERMAINE ARDIS RAE ST. GERMAIN, A MINOR TRIPOL, INC., A COLORADO CORPORATION 240.00000 6/16/1965 T29N-R50E SEC 12: NW, W2NE 0.75000000 0.71329100 0.53496825 7

EXHIBIT A *Lease Number Type Lease Name Original Lessee Name Gross Acres Effective Date Legal Description Working Interest Lease Net Revenue Interest Nautilus Net Revenue Interest 25-085-12765 OG JOAN S. LAMBERT WAR CLUB CHARLES WAR CLUB GERALD RODNEY BIGSHIELD OF THE ASSINIBOINE-SIOUX TRIBES TRIPOL, INC., A COLORADO CORPORATION 280.00000 6/29/1965 T29N-R50E SEC 2: E2SE SEC 11: E2NE, N2SE, SWSE 0.75000000 0.83333333 0.62500000 25-085-12766 OG AMELIA KEYES, A SINGLE WOMAN OF THE SIOUX TRIBE C. H. MURPHY, JR. (3610) 40.00000 6/8/1950 T29N-R51E SEC 17: NWNW 1.00000000 0.87500000 0.87500000 25-085-12767 OG WINIFRED ABBOTT SWINDALL LESLIE SWINDALL, W/H OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1953 C. H. MURPHY, JR. (3613) 39.74000 6/22/1950 T29N-R51E SEC 30: LOT 2 (39.74, A/D/A SWNW) 1.00000000 0.87500000 0.87500000 25-085-12768 OG BETTY LOU EDER WELCH FRANCIS WELCH OF THE ASSINIBOINE-SIOUX TRIBES, RELINQUISHED C. H. MURPHY, JR. (3859) 240.00000 9/25/1950 T29N-R51E SEC 21: S2SE SEC 28: S2SW, NESW, SENW 1.00000000 0.87500000 0.87500000 25-085-12769 OG CARL BIERE IMOGENE BIERE, H/W C. H. MURPHY, JR. (3929-3) 80.00000 9/5/1951 T28N-R51E SEC 22: E2N2SE (Unit Tract 232) Sec 22: NWSE, W2NESE (Inside Unit, but Outside of PA) 1.00000000 0.75000000 0.75000000 25-085-12770 OG JAMES O'CONNOR PAULINE O'CONNOR, H/W C. H. MURPHY, JR. (3929-2) 160.00000 9/5/1951 T28N-R51E SEC 24: N2NW (Unit Tract 233) SEC 24: N2NE (Outside PA and Outside Unit) 1.00000000 0.75000000 0.75000000 25-085-12771 OG ROOSEVELT COUNTY MONTANA HUNT OIL COMPANY 40.00000 9/5/1941 T28N-R51E 22: N2SE (EPU 232 - E2NESE inside Unit, W2NESE outside PA, NWSE outside unit) 24: N2NE (EPU 233 - outside PA and outside unit) T29N-R51E SEC 30: SESW (HBU) 1.00000000 0.75000000 0.75000000 25-085-12772 OG ALICE V. PEREAU MARIE SMITH WILFRED H. SMITH JESSE V. PEREAU, AKA VERNON J. PEREAU STELLA BARSE PEREAU OF THE SIOUX TRIBE RELINQUISHED IN 1953 C. H. MURPHY, JR. (3579) 40.00000 9/29/1950 T29N-R51E SEC 16: NESW 1.00000000 0.75000000 0.75000000 25-085-12773 OG JOHN KOON ALICE KOON, H/W OF THE ASSINIBOINE-SIOUX TRIBES RELINQUISHED IN 1960 C. H. MURPHY, JR. (3528) 310.64000 5/8/1950 T28N-R52E SEC 6: LOTS 6 (35.30, A/D/A NWSW), AND 7 (35.34, A/D/A SWSW), E2SW, SE 1.00000000 0.75000000 0.75000000 25-085-12775 OG WILLIAM KNORR NO 2, SINGLE OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1954 C. H. MURPHY, JR. (3527) 320.00000 5/8/1950 T28N-R51E SEC 15: S2 1.00000000 0.75000000 0.75000000 25-085-12776 OG BELVA KENNEDY CORBETT BELVA KENNEDY CORBETT MCCLAMMY DANIEL MCCLAMMY, W/H C. H. MURPHY, JR. (3526) 40.00000 5/4/1950 T29N-R51E SEC 17: NWNE 1.00000000 0.75000000 0.75000000 25-085-12777 OG ESTHER WALKING EAGLE SPOTTED BULL ALLEN SPOTTED BULL, W/H OF THE SIOUX TRIBE RELINQUISHED IN 1953 C. H. MURPHY, JR. (3522) 40.00000 5/8/1950 T29N-R51E SEC 8: SWSW 1.00000000 0.75000000 0.75000000 25-085-12778 OG MERCEDES TAYLOR RUNNING BEAR AMBROSE RUNNING BEAR, W/H OF THE SIOUX TRIBE C. H. MURPHY, JR. (3491) 40.00000 5/8/1950 T29N-R51E SEC 29: SENE 1.00000000 0.75000000 0.75000000 25-085-12779 OG CLEMENT D. STANFORD, SINGLE OF THE SIOUX TRIBE RELINQUISHED IN 1956 TO CLEMENT D. & DELLA M STANFORD H/W C. H. MURPHY, JR. (3600) 40.00000 5/8/1950 T29N-R51E SEC 32: NWSW 1.00000000 0.75000000 0.75000000 25-085-12780 OG BERNADINE STANFORD RUGGLES JUSTIN RALPH RUGGLES, W/H OF THE SIOUX TRIBE RELINQUISHED IN 1957 C. H. MURPHY, JR. (3603) 40.00000 5/8/1950 T29N-R51E SEC 32: NENW 1.00000000 0.75000000 0.75000000 25-085-12781 OG AMOS HENRY KENNEDY RELINQUISHED, DATE UNKNOWN C. H. MURPHY, JR. (3611) 40.00000 5/8/1950 T29N-R51E SEC 8: SESW 1.00000000 0.75000000 0.75000000 25-085-12782 OG VIVIAN FRANCES STAFFORD BRITT JOEL F. BRITT, W/H OF THE SIOUX TRIBE RELINQUISHED IN 1958 C. H. MURPHY, JR. (3625) 40.00000 5/11/1950 T29N-R51E SEC 32: SWSW 1.00000000 0.75000000 0.75000000 8

		EXHIBIT A							
*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12783	OG	BERT P. EDER GLADYS D. EDER, H/W OF THE SIOUX TRIBE, RELINQUISHED IN 1957	C. H. MURPHY, JR. (3641)	40.00000	5/11/1950	T28N-R51E SEC 4: NESE	1.00000000	0.75000000	0.75000000
25-085-12785	OG	CHAUNCY WHITRIGHT VIOLA B. WHITRIGHT, H/W OF THE SIOUX TRIBE RELINQUISHED IN 1957 TO CHAUNCY WHITRIGHT, SR. CHAUNCY WHITRIGHT, JR. VIOLA B. WHITRIGHT, H/W	C. H. MURPHY, JR. (3566)	40.00000	5/8/1950	T28N-R51E SEC 9: SENE	1.00000000	0.75000000	0.75000000
25-085-12786	OG	GEORGE BURSHIA OF THE ASSINIBOINE-SIOUX TRIBES RELINQUISHED TO BENJAMIN BURSHIA HEIR OF GEORGE BURSHIA, IN 1953	C. H. MURPHY, JR. (3644)	19.98000	5/15/1950	T28N-R51E SEC 4: LOT 5 (19.98, A/D/A N2NENW)	1.00000000	0.75000000	0.75000000
25-085-12787	OG	BESSIE BROWN FERKO JOHN FERKO, W/H OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3617)	40.00000	6/8/1950	T29N-R51E SEC 21: NENW	1.00000000	0.75000000	0.75000000
25-085-12788	OG	JAMES ALVIN MCDONALD, DIVORCED OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1954	C. H. MURPHY, JR. (3609)	40.00000	5/8/1950	T29N-R51E SEC 31: SWNE	1.00000000	0.75000000	0.75000000
25-085-12789	OG	FANNIE BUCKLES CHARETTE, SINGLE OF THE ASSINIBOINE-SIOUX TRIBES RELINQUISHED IN 1953	C. H. MURPHY, JR. (3486)	40.00000	6/8/1950	T28N-R51E SEC 9: NENE	1.00000000	0.75000000	0.75000000
25-085-12790	OG	RAYMOND EDWARD SMITH CAROL W. SMITH, H/W OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1953	C. H. MURPHY, JR. (3493)	40.00000	6/8/1950	T29N-R51E SEC 30: NWNE	1.00000000	0.75000000	0.75000000
25-085-12791	OG	EUGENE LEONARD DUPREE VIOLET PEARL DUPREE, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3569)	320.00000	5/8/1950	T29N-R51E SEC 18: E2	1.00000000	0.75000000	0.75000000
25-085-12792	OG	WALTER ALLEN BUCKLES, SINGLE OF THE ASSINIBOINE-SIOUX TRIBES RELINQUISHED IN 1953	C. H. MURPHY, JR. (3488)	40.00000	5/4/1950	T28N-R51E SEC 4: SESE	1.00000000	0.75000000	0.75000000
25-085-12793	OG	RAYMOND BUCKLEY CONNORS ROSE M. CONNORS, H/W OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3507)	40.00000	5/11/1950	T29N-R51E SEC 31: SESE	1.00000000	0.75000000	0.75000000
25-085-12794	OG	HOWARD R. TRINDER IVA G. TRINDER, H/W OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1952	C. H. MURPHY, JR. (3487)	40.00000	5/8/1950	T29N-R51E SEC 29: SWNW	1.00000000	0.75000000	0.75000000
25-085-12795	OG	HOWARD L. HELMER MARGUERITE W. HELMER, H/W OF THE SIOUX TRIBE RELINQUISHED IN 1958	C. H. MURPHY, JR. (3476)	200.00000	5/8/1950	T29N-R51E SEC 20: NWNE T28N-R52E SEC 17: SW	1.00000000	0.75000000	0.75000000
25-085-12796	OG	GEORGE KIRN MAGGIE KIRN OF THE ASSINIBOINE TRIBE	C. H. MURPHY, JR. (3477)	320.00000	5/8/1950	T29N-R50E SEC 13: W2	1.00000000	0.75000000	0.75000000
25-085-12797	OG	DAVID ROY ARCHAMBEAU, DIVORCED OF THE SIOUX TRIBE RELINQUISHED IN 1955	C. H. MURPHY, JR. (3648)	40.00000	5/15/1950	T28N-R51E SEC 4: NESW	1.00000000	0.75000000	0.75000000
25-085-12798	OG	GEORGE THOMPSON, JR. JOSEPHINE M. THOMPSON, H/W OF THE SIOUX TRIBE RELINQUISHED IN 1954	C. H. MURPHY, JR. (3562)	40.00000	5/11/1950	T29N-R51E SEC 30: NESE	1.00000000	0.75000000	0.75000000
25-085-12799	OG	WILLIAM KNORR NO 1 OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1953	C. H. MURPHY, JR. (3555)	20.00000	5/8/1950	T28N-R51E SEC 15: N2NENW	1.00000000	0.75000000	0.75000000
25-085-12800	OG	RICHARD H. STANFORD, SINGLE OF THE SIOUX TRIBE RELINQUISHED IN 1953	C. H. MURPHY, JR. (3590)	40.00000	5/8/1950	T29N-R51E SEC 32: SENW	1.00000000	0.75000000	0.75000000
25-085-12801	OG	MARIE PEREAU SMITH WILFRED SMITH, W/H OF THE ASSINIBOINE TRIBE RELINQUISHED IN 1952	C. H. MURPHY, JR. (3585)	40.00000	5/11/1950	T29N-R51E SEC 16: SWSW	1.00000000	0.75000000	0.75000000

9

		EXHIBIT A							
*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12802.001	OG	VERA ROBBINS SHERRED AND S. S. SHERRED, WIFE AND HUSBAND, OF THE SIOUX TRIBE, RELINQUISHED IN 1954	C. H. MURPHY, JR. (3615)	119.84000	5/8/1950	T29N-R50E SEC 25: E2SE SEC 25: SW, W2SE T29N-R51E SEC 31: LOT 1 (39.84, A/D/A NWNW)	1.00000000	0.75000000	0.75000000
25-085-12802.002	OG	VERA ROBBINS SHERRED AND S. S. SHERRED, WIFE AND HUSBAND, OF THE SIOUX TRIBE	C. H. MURPHY, JR. (3615)	240.00000	5/8/1950	T29N-R50E SEC 25: SW, W2SE	1.00000000	0.75000000	0.75000000
25-085-12818	OG	BEN ZIMMERMAN EDITH MAY ZIMMERMAN HUSBAND AND WIFE	MAVERICK OIL AND GAS COMPANY	320.25000	4/18/1949	T28N-R51E SEC 2: LOTS 3 (40.14, A/D/A NENW), 4 (40 11, A/D/A NWNW), S2NW, SW	1.00000000	0.85000000	
25-085-12819	OG	MARY DENNY LEE GLENN LEE, W/H OF THE SIOUX TRIBE RELINQUISHED, DATE UNKNOWN	C. H. MURPHY, JR. (3689)	40.00000	6/16/1950	T29N-R50E SEC 36: SENE	1.00000000	0.87500000	0.87500000
25-085-12820	OG	KATE WINN SIMONS HARRY J. SIMONS SR., W/H OF THE ASSINIBOINE TRIBE RELINQUISHED TO IN 1954	C. H. MURPHY, JR.	40.00000	5/11/1950	T29N-R51E SEC 16: SWSE	1.00000000	0.87500000	0.87500000
25-085-12821	OG	JOHN M. HELMER ECHO GAULKE HELMER, H/W	THE CARTER OIL COMPANY	40.00000	10/1/1941	T29N-R51E SEC 17: SWSW	1.00000000	0.87500000	0.87500000
25-085-12822	OG	FLORENCE M. RENZ, A SINGLE WOMAN ROBERT L. RENZ SOPHIA RENZ, H/W	THE CARTER OIL COMPANY	80.00000	10/29/1941	T28N-R51E SEC 3: S2SW	1.00000000	0.87500000	0.87500000
25-085-12823	OG	LEO L. COMBS GLADYS COMBS, HIS WIFE	THE CARTER OIL COMPANY	40.00000	3/6/1942	T29N-R51E SEC 20: SWNW	1.00000000	0.87500000	0.87500000
25-085-12825	OG	FRANK P. SHERBURNE AND MAY SHERBURNE, HIS WIFE	THE CARTER OIL COMPANY	160.00000	8/14/1947	T29N-R51E SEC 28: NE	1.00000000	0.87500000	0.87500000
25-085-12826	OG	W. B. WALKER ESTHER N. WALKER, H/W	C. H. MURPHY, JR. (3929-4)	120.00000	9/5/1951	T29N-R51E SEC 32: S2SE, NESE	1.00000000	0.75000000	0.75000000
25-085-12827	OG	FRED J. REYNOLDS MARY F. REYNOLDS, H/W	C. H. MURPHY, JR. (3929-1)	320.00000	9/5/1951	T28N-R51E SEC 11: N2	1.00000000	0.75000000	0.75000000
25-085-12829.001	OG	DAY INVESTMENTS	BALLARD PETROLEUM HOLDINGS, LLC	80.00000	2/6/2003	T29N-R50E SEC 11: E2NW	0.75000000	0.87500000	0.65625000
25-085-12829.002	OG	BLACK STONE MINERALS LP	BALLARD PETROLEUM HOLDINGS, LLC	80.00000	8/21/2003	T29N-R50E SEC 11: E2NW	0.75000000	0.87500000	0.65625000
25-085-12837	OG	JOHN D. O'CONNOR MARIE O'CONNOR, H/W	THE CARTER OIL COMPANY	320.00000	1/18/1949	T28N-R51E SEC 13: S2	1.00000000	0.87500000	0.87500000
25-085-12838	OG	LILLIAN HELMER LILLIBRIDGE BY JOHN M. HELMER, ATTORNEY-IN-FACT	THE CARTER OIL COMPANY	40.00000	10/9/1944	T29N-R51E SEC 20: SENW	1.00000000	0.87500000	0.87500000
25-085-12839	OG	JOSEPH H. FRERICH EUNICE FRERICH, H/W	THE CARTER OIL COMPANY	320.00000	1/19/1949	T29N-R51E SEC 34: E2	1.00000000	0.87500000	0.87500000
25-085-12840	OG	FRED FRERICH MARY FRERICH, H/W	THE CARTER OIL COMPANY	160.30000	1/19/1949	T28N-R51E SEC 1: LOTS 3 (40.12, A/D/A NENW), 4 (40.18, A/D/A NWNW), S2NW	1.00000000	0.87500000	0.87500000
25-085-12841	OG	WILLIAM M. JOHNSON, SINGLE HENRY H. JOHNSON, SINGLE	THE CARTER OIL COMPANY	1,160.00000	10/28/1949	T29N-R51E SEC 16: SWNW, SESW SEC 17: NENE, S2NE, N2SE, SWSE, SWNW, NENW, NESW SEC 20: NENW, SESW, SWSE, SWNE, E2NE SEC 21: W2NW, SENW, W2NE SEC 29: W2SW SEC 30: SESE SEC 31: E2NE	1.00000000	0.87500000	0.87500000
25-085-12842	OG	ALBERT HUBER AND KATIE HUBER, HUSBAND AND WIFE	C. C. THOMAS	160.00000	12/4/1951	T28N-R51E SEC 10: NE	1.00000000	0.79000000	0.79000000
25-085-12843.001	OG	MARGARET ZIMMERMAN	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	1.00000000	0.83333333	0.83333333
25-085-12843.002	OG	MARILYN TUNNELL, A/K/A MARILYN ZIMMERMAN, MWDHSSP	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	1.00000000	0.83333333	0.83333333
25-085-12843.003	OG	GLENN RUSTY ZIMMERMAN, A SINGLE MAN	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	1.00000000	0.83333333	0.83333333
25-085-12843.004	OG	ROBERT A. ZIMMERMAN, MMDHSSP	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/20/1996	T28N-R51E SEC 2: S2SE	1.00000000	0.83333333	0.83333333

10

		EXHIBIT A							
*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12843.005	OG	JUDY REID, A SINGLE WOMAN	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	1.00000000	0.83333333	0.83333333
25-085-12843.006	OG	TIM J. ZIMMERMAN, A MMDIHSSP	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	1.00000000	0.83333333	0.83333333
25-085-12843.007	OG	BILL B. ZIMMERMAN, TRUSTEE JIM ZIMMERMAN, AKA JAMES A. ZIMMERMAN, TRUSTEE UWO J. ALLEN ZIMMERMAN, DECEASED	MURPHY EXPLORATION & PRODUCTION COMPANY	80.00000	8/24/1995	T28N-R51E SEC 2: S2SE	1.00000000	0.83333333	0.83333333
25-085-12844	OG	LEO L. COMBS GLADYS COMBS, H/W	THE CARTER OIL COMPANY	40.00000	1/19/1949	T29N-R51E SEC 20: NWSE	1.00000000	0.87500000	0.87500000
25-085-12845.001	OG	JOSEPH HOMAN TRUST	THE POLUMBUS CORPORATION	320.00000	4/11/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	0.75000000	0.81250000	0.60937500
25-085-12845.002	OG	CAROLYN L. THOMPSON	THE POLUMBUS CORPORATION	320.00000	4/5/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	0.75000000	0.87500000	0.65625000
25-085-12845.003	OG	HAROLD HUNT	THE POLUMBUS CORPORATION	320.00000	2/12/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	0.75000000	0.87500000	0.65625000
25-085-12845.004	OG	THE MONTANA CONFERENCE ASSOCIATION OF SEVENTH DAY ADVENTISTS	THE POLUMBUS CORPORATION	320.00000	2/28/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	0.75000000	0.87500000	0.65625000
25-085-12845.005	OG	EDITH RICHARDS, ET AL	THE POLUMBUS CORPORATION	320.00000	2/12/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	0.75000000	0.87500000	0.65625000
25-085-12845.006	OG	MELVIN A. BROWN	THE POLUMBUS CORPORATION	320.00000	4/11/1974	T29N-R50E SEC 2: SW SEC 3: E2SE SEC 10: SENE SEC 11: SWNW	0.75000000	0.81250000	0.60937500
25-085-12847	OG	THE ZIMMERMAN COMPANY	THE POLUMBUS CORPORATION	80.00000	5/20/1974	T29N-R50E SEC 11: W2NE	0.75000000	0.78531333	0.58898500
25-085-12861	OG	JOHN MCGOWAN JANE S. MCGOWAN, H/W	MURPHY CORPORATION, A LOUISIANA CORPORATION	120.00000	6/20/1958	T29N-R50E SEC 3: SWSE SEC 10: NENE SEC 11: NWNW	1.00000000	0.87500000	0.87500000
25-085-12864.001	OG	JOSEPH R. MCGOWAN IRENE S. MCGOWAN, H/W	THE POLUMBUS CORPORATION	1,116.82000	2/9/1974	T29N-R50E SEC 2: LOTS 3 (39.96, A/D/A NENW), 4 (39.22, A/D/A NWNW), S2NW SEC 3: LOTS 1 (39.18, A/D/A NENE), 2 (39.16, A/D/A NWNE), SENE, SW, NWSE SEC 4: SESE SEC 9: NENE, SE SEC 10: SW, NENW, NWNE SEC 14: S2SW	0.75000000	0.85500000	0.64125000

11

EXHIBIT A

*Lease Number	Type	Lease Name	Original Lessee Name	Gross Acres	Effective Date	Legal Description	Working Interest	Lease Net Revenue Interest	Nautilus Net Revenue Interest
25-085-12864.002	OG	FRANCIS W. MCGOWAN MADELINE C. MCGOWAN, H/W	THE POLUMBUS CORPORATION	1,356.82000	2/8/1974	T29N-R50E SEC 2: LOTS 3 (39.96, A/D/A NENW), 4 (39.22, A/D/A NWNW), S2NW SEC 3: LOTS 1 (39.18, A/D/A NENE), 2 (39.16, A/D/A NWNE), SENE, SW, NWSE SEC 4: SESE SEC 9: NENE, SE SEC 10: SW, NENW, NWNE SEC 14: S2SW	0.75000000	0.85500000	0.64125000
25-085-12864.003	OG	MARY E. KOHL JOHN KOHL, W/H	THE POLUMBUS CORPORATION	680.00000	2/9/1974	T29N-R50E SEC 3: SW, NWSE SEC 4: SESE SEC 9: NENE, SE SEC 10: SW, NENW, NWNE	0.75000000	0.85500000	0.64125000
25-085-12864.004	OG	MABEL A. REID MAXWELL REID, W/H	THE POLUMBUS CORPORATION	680.00000	2/9/1974	T29N-R50E SEC 3: SW, NWSE SEC 4: SESE SEC 9: NENE, SE SEC 10: SW, NENW, NWNE	0.75000000	0.85500000	0.64125000
25-085-12864.005	OG	GRACE M. MCANALLY JAMES W. MCANALLY, W/H	THE POLUMBUS CORPORATION	680.00000	2/9/1974	T29N-R50E SEC 3: SW, NWSE SEC 4: SESE SEC 9: NENE, SE SEC 10: SW, NENW, NWNE	0.75000000	0.85500000	0.64125000
25-085-12996	OG	NELLIE MACDONALD JAMES MACDONALD, W/H	A. B. COBB, JR.	160.00000	7/25/1952	T29N-R50E SEC 15: NW	1.00000000	0.82500000	0.82500000
25-085-12616	ROW	LAWRENCE E AULT TESTAMENTARY TRUST DTD 11/5/1996	MURPHY EXPLORATION & PRODUCTION		12/6/2001	PIPELINE EASEMENT FOR WAR CLUB 1 TO EPU "P" BATTERY AND TULE CREEK PL TO CENTRAL TANKS ACROSS: T29N-R50E SEC 14: E2NE, SWNE			
25-085-12633	ROW	USA BIA ROW EPU PIPELINE							
25-085-12634	ROW	USA BIA ROW EPU PIPELINE	MURPHY CORPORATION		12/15/1954	T29N-R50E SEC 13: PART E2 FOR PIPELINE ROW			
25-085-12635	ROW	USA BIA ROW EPU PIPELINE	MURPHY CORPORATION		10/27/1958	ROW FOR EPU GATHERING SYSTEM ACROSS: T28N-R51E, MPM SEC 3: PART SE			
25-085-12636	ROW	USA BIA ROW EPU PIPELINE			1/1/1953				
25-085-12637	ROW	USA BIA ROW TULE CREEK PL			2/20/1963	T29N-R51E SEC 30: NESW			
25-085-12638	ROW	ANNA D COULTER	GRACE PETROLEUM CORPORATION		1/16/1981	COWAN WESTERN #1 - ROW AND ACCESS AGREEMENT OVER: 29N-50E SEC 11: PART OF NW			
25-085-12639	ROW	WILLIAM G COULTER EARL BAKER	GRACE PETROLEUM CORPORATION		1/16/1981				
25-085-12680	ROW	VICKI LYNN SMITH	MURPHY EXPLORATION & PRODUCTION COMPANY		4/15/2000	T29N-R51E SEC 8: SWSWSE			
25-085-12688	ROW	LAWRENCE E AULT	THE POLUMBUS CORPORATION		10/25/1977	BATTERY ROW OVER: T29N-R50E SEC 3: SWSW			
25-085-12689	ROW	LAWRENCE E AULT			8/1/1977	ROW - ACCESS TO REID 10-1 OVER: T29N-R50E SEC 10: NWNE			
25-085-12690	ROW	Zimmerman Inc	Nautilus Poplar LLC			ROW for Huber #5 SWD - 1 acre wellpad, plus ROW for pipeline and access road across T28N-R51E 10: NE, NWSE			
25-085-12814	ROW	BIA FORT PECK EPU ROW	BALLARD PETROLEUM HOLDINGS		9/27/2002	ROW TO ACCESS EPU 44-19H: T29N-R51E, MPM Sec 19: SESE SEC 30: NENE			

12

EXHIBIT A *Lease Number Type Lease Name Original Lessee Name Gross Acres Effective Date Legal Description Working Interest Lease Net Revenue Interest Nautilus Net Revenue Interest 25-085-12815 ROW BIA FORT PECK EPU ROW BALLARD PETROLEUM HOLDINGS LLC 10/29/2002 29N-51E SEC 19: SWSE FOR ROAD ROW 380 FT LONG AND 50 FT WIDE TO ACCESS TO EPU 44-19H WELL25-085-12862 ROW JOHN MCGOWAN JANE S. MCGOWAN, H/W MURPHY CORPORATION, A LOUISIANA CORPORATION 10/20/1961 T29N-R50E SEC 3: SWSE SEC 10: NWNE ROW FOR PIPELINE25-085-12866.000 ROW ROBERT & ROSEMARY CLARK MURPHY OIL CORPORATION 8/31/1961 TULE CREEK GATHERING SYSTEM 50' WIDE EASEMENT FOR PIPELINE ACROSS: T29N-R49E SEC 3: SE SEC 4: LOTS 2(39.74), 3 (39.78), 4(39.80), SWNE, W2SE, S2NW CONTAINING 272 73 RODS M/L25-085-12867 ROW BIA FORT PECK EPU ROW MURPHY OIL CORPORATION 11/9/1972 ROW - 2ND EXTENSION TO EAST POPLAR PIPELINE OVER: T29N-R51E SEC 17: NWNE, SENW SEC 18: E2 SEC 19: E2E2 SEC 30: NENE T28N-R51E SEC 2 LOTS 1 AND 2 S2NE N2SE25-085-12868 ROW BIA FORT PECK EPU ROW MURPHY OIL CORPORATION 12/15/1954 THIRD EXTENSION TO EPU PIPELINE GATHERING SYSTEM OVER: T29N-R51E SEC 17: SESW, SESE SEC 18: E2, W2 SEC 33: E2 W225-085-12869 ROW BIA FORT PECK EPU ROW MURPHY OIL CORPORATION 11/1/1955 T29N-R51E SEC 7: NWSE, NESW, SENW SEC 8: SESW, NWSE SEC 16: W2SESE, NWSE SEC 17: SESE, NWNW SEC 18: E2 SEC 33: ALL25-085-12870 ROW BIA FORT PECK EPU ROW MURPHY OIL CORPORATION 3/1/1956 T29N-R51E SEC 29: SWSE, SESW SEC 32: NENE, NWNE SEC 33: W225-085-12871 ROW BIA FORT PECK EPU ROW MURPHY OIL CORPORATION 7/1/1956 PIPELINE ROW ACROSS T29N-R50E SEC 12: SENE T29N-R51E SEC 7: LOT 2 SENW25-085-12872 ROW FRANK KOLLENBAUM MURPHY OIL CORPORATION 9/10/1975 T29N-R51E SEC 19: SESE 25-085-12873 ROW JESSIE J KIRN SR THE POLUMBUS CORPORATION 7/24/1974 PIPELINE ROW OVER: T29N-R50E 13: NWNW 25-085-12874.000 ROW GERTRUDE WALLETT MURPHY OIL CORPORATION 8/31/1961 TULE CREEK GATHERING SYSTEM 50' WIDE EASEMENT FOR PIPELINE ACROSS: T29N-R49E SEC 12: SE T29N-R50E SEC 7: LOT 4 (39.48 SWSW), SESW CONTAINING 330 00 RODS M/L25-085-12876 ROW GEORGE ROGERS ANDERSON MURPHY EXPLORATION & PRODUCTION 12/1/2000 TULE CREEK 8' WIDE & 2081' LONG PIPELINE ROW AND EASEMENT OVER: T29N-R50E SEC 14: W2SE25-085-12877 ROW BIA FORT PECK EPU ROW MURPHY OIL CORPORATION 11/1/2001 PIPELINE EASEMENT ACROSS: 29N-50E SEC 11: SESE 13

EXHIBIT A *Lease Number Type Lease Name Original Lessee Name Gross Acres Effective Date Legal Description Working Interest Lease Net Revenue Interest Nautilus Net Revenue Interest 25-085-12878 ROW BIA FORT PECK EPU ROW BALLARD PETROLEUM HOLDINGS LLD 12/3/2002 EPU 34-11H ACCESS ROAD AND WELL LOCATION ACROSS: T28N-R51E SEC 11: SWSE CONTAINING 20 91 RODS M/L25-085-12879 ROW HARRY MASON BEATRICE MASON, H/W MURPHY CORPORATION 9/1/1961 TULE CREEK PIPELINE ROW 50 FT WIDE OVER: T29N-R49E, MPM SEC 11: SE T29N-R50E, MPM SEC 7: SESE25-085-12880.001 ROW LILY O'GRADY, AKA LILLY O'GRADY IRENE ANGELO MURPHY CORPORATION 9/12/1961 TULE CREEK PIPELINE ROW, 50 FT IN WIDTH OVER: T29N-R49E, MPM SEC 4: E2E2 SEC 10: N2NE, SENE SEC 11: N2N2 SWNW25-085-12880.002 ROW ROBERT CLARK ET AL MURPHY CORPORATION - 8/31/1961 TULE CREEK GATHERING SYSTEM 50' WIDE EASEMENT FOR PIPELINE ACROSS: T29N-R49E, MPM SEC 4: E2E2 10: N2NE, SENE 11: N2N2, SWNW CONTAINING 315 54 RODS M/L25-085-12894 ROW BLUE OX COMPANY NAUTILUS POPLAR LLC NA 9/1/2011 SURFACE USE AGREEMENT OVER: T29N-R51E SEC 29: SWNW ACCESS TO EPU 12025-085-12896 ROW ZIMMERMAN INC NAUTILUS POPLAR NA 4/10/2013 SURFACE USE AGREEMENT OVER: T29N-R51E SEC 34: SE 25-085-12897 ROW ZIMMERMAN INC NAUTILUS POPLAR NA 4/10/2013 SURFACE USE AGREEMENT OVER: T29N-R51E SEC 28: SE, E2SW, SWSW 25-085-12898 ROW ZIMMERMAN INC NAUTILUS POPLAR NA 4/10/2013 SURFACE USE AGREEMENT OVER: T29N-R51E SEC 32: SWSE, E2SE 25-085-12900 ROW ZIMMERMAN INC NAUTILUS POPLAR NA 9/23/2013 POWER LINE ROW OVER: T28N-R51E SEC 2: NW 25-085-12901 ROW ZIMMERMAN INC NAUTILUS POPLAR NA 10/28/2013 PIPE LINE ROW OVER: T28N-R51E SEC 2: NW 25-085-12902 ROW ZIMMERMAN INC NAUTILUS POPLAR NA 10/22/2013 SURFACE USE AGREEMENT OVER: T28N-R51E SEC 11: N2 14